UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                    811-06221

                           Brandywine Blue Fund, Inc.
                           --------------------------

               (Exact name of registrant as specified in charter)

                                3711 Kennett Pike
                              Greenville, DE 19807
                              --------------------

               (Address of principal executive offices) (Zip code)

                               William F. D'Alonzo
                                3711 Kennett Pike
                           Greenville, Delaware 19807
                           --------------------------

         (Name and address of agent for service)

                                 (302) 656-3017
                                 --------------

               Registrant's telephone number, including area code:


Date of fiscal year end:  September 30


Date of reporting period: September 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                              THE BRANDYWINE FUNDS

Managed by Friess Associates, LLC     Annual Report     September 30, 2006

Dear Fellow Shareholders:

Economic uncertainty dominated the market mindset in the September quarter. Investors favored value characteristics over growth profiles and dividend payouts over earnings gains, showing an affinity for companies believed to be relatively "safe." Companies on the economy's leading edge apparently held less appeal.

Brandywine Fund grew 0.22 percent in the September quarter, compared to returns in the Russell 3000 and Russell 3000 Growth Indexes of 4.64 and 3.44 percent. Brandywine Blue Fund added 2.30 percent as the S&P 500, Russell 1000 and Russell 1000 Growth Indexes gained 5.67, 5.06 and 3.94 percent.

Statistics compiled by Morningstar showed that stocks categorized by the investment styles value, core and growth performed in just that order, with value stocks leading the way by a wide margin. The trend held true in every market-cap category.

At the same time, growing investor interest in dividends was evident in major benchmarks. Component companies that occupied the top 20 percent in terms of dividend yield led performance in the quarter and in the first nine months of 2006 for both the S&P 500 and Russell 3000 Indexes. Most of the rapidly growing companies you hold reinvest earnings back into their businesses and, as a result, don't pay dividends.

Actual earnings results held little sway in the September quarter. A noteworthy 85 percent of Brandywine's current holdings exceeded Wall Street earnings expectations in their most recent quarter. The same percentage of Brandywine Blue's holdings reported earnings growth that surpassed consensus estimates.

While investors generally favored companies that don't fit our style, the Brandywine Funds also held companies that seem to run counter to the market's changing take on the economy. After boosting performance for much of the past two years and as recently as the March quarter this year, holdings from the industrial, energy and raw materials sectors weighed on results the past two quarters in a row. Investors generally perceive companies from these areas to be sensitive to economic shifts, making them hesitant to reward individual-company earnings gains amid concerns about slowing growth.

Although macro clouds sapped enthusiasm for the industrial side of the economy, a drop in the price of gasoline during the September quarter prompted investors to view companies sensitive to consumer spending in a new light. Holdings from the consumer-discretionary sector contributed most to performance in both Brandywine and Brandywine Blue.

Department store operator Kohl's, which beat estimates with 28 percent July-quarter earnings growth, was a standout performer for both Funds. Best Buy, also held by both Funds, gained solid ground as demand for flat-panel TVs helped the electronics retailer top expectations with 27 percent August-quarter earnings growth. Other notable contributors from the sector included luxury leather goods maker Coach (Brandywine Blue) and women's apparel retailer Coldwater Creek (Brandywine), which exceeded estimates with 24 and 78 percent earnings growth in their most recent quarter, respectively.

                                     Brandywine        Brandywine Blue
     Cumulative Total Return          % Change           % Change
     -----------------------          --------           --------
     Quarter                            0.22               2.30
     One Year                           2.44               3.47
     Five Years                        40.73              52.18
     Ten Years                        114.65             132.18
     Inception                      1,254.58*<F1>        644.79**<F2>

     Annualized Total Return
     -----------------------
     Five Years                         7.07               8.76
     Ten Years                          7.94               8.79
     Inception                         13.38*<F1>         13.62**<F2>

     *<F1>12/30/85     **<F2>1/10/91

Performance data quoted represent past performance; past performance does
-------------------------------------------------------------------------
not guarantee future results.  The investment return and principal value of an
-----------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

Technology holdings also contributed to performance, especially in Brandywine, where they comprised the largest percentage of assets. Largely unfazed by news of its board's controversial leak investigation, investors rewarded Hewlett-Packard (both Funds) for its continued operational improvement. The company grew July-quarter earnings 44 percent, topping estimates by 11 percent. Oracle (both Funds), Flextronics International (both Funds) and Harris (Brandywine) also aided results.

Health-care holdings contributed to performance in both Funds. Their influence was greater in Brandywine Blue given that seven of the eight companies from the sector that the Fund held during the quarter gained ground. DaVita (both Funds) and Fisher Scientific International (both Funds) were leading contributors.

Holdings from the industrial, energy and raw materials sectors detracted from quarterly results, but energy-related holdings exerted the most significant negative influence. Only two holdings managed to eke out small gains in a broad-based downturn sparked by a significant drop in the price of oil. After climbing for most of the first six months of the year, oil prices fell 15 percent in the September quarter. The price swing means little to the equipment and service providers that make up the bulk of our energy exposure, but such details were lost as investors fled the sector en masse.

For more information on the holdings that influenced September-quarter performance the most, please see Roses & Thorns on page 4 for Brandywine and page 6 for Brandywine Blue.

Consistently employing our strategy means weathering periods in which factors other than individual-company fundamentals move the market. Still, our decades of experience show there's no better gauge of a company's ultimate share-price direction than its earnings. Even with the recent challenges they faced versus the indexes, the Brandywine Funds remained well ahead of all their benchmarks in the three years through September.

                   THREE YEAR RETURNS
     Brandywine Fund                       14.85%
     Russell 3000 Index                    13.00%
     Russell 3000 Growth Index              8.64%

     Brandywine Blue Fund                  14.86%
     Russell 1000 Index                    12.79%
     S&P 500 Index                         12.30%
     Russell 1000 Growth Index              8.35%

Annualized Total Returns, September 30, 2003 through September 30, 2006.

Recent market moves stem from sweeping assumptions made about the broad economy. Going forward, however, bottom-up details should matter more and more. We're confident that individual companies that prove they can thrive within, or even in spite of, the changing economic backdrop will inevitably attract the rewards they deserve.

/s/Bill D'Alonzo
Bill D'Alonzo
Brandywine Funds President          October 13, 2006

IMPORTANT NOTICE TO SHAREHOLDERS INVESTED THROUGH FINANCIAL INTERMEDIARIES

Two prominent financial intermediaries, or mutual fund "supermarket" providers, informed us that they will no longer permit the delivery of communications that are not required under regulatory guidelines. This means the Brandywine Funds can only send three items - the prospectus, the semi-annual report and the annual report - to shareholders invested through these intermediaries. We will not be able to send affected shareholders our quarterly "Looking Forward" publication or the December- and June-quarter Brandywine Funds reports.

All reports will continue to be available on our web site, www.brandywinefunds.com, and we are working on a way to allow shareholders to register e-mail addresses online to facilitate e-delivery notices announcing future reports as they become available. All shareholders invested directly with
                                         ---------------------------------------
the Brandywine Funds will continue to receive all Fund-related communications.
------------------------------------------------------------------------------

                                 BRANDYWINE FUND

                PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

 1.   Hewlett-Packard Co.                                +16.3%
 2.   Fisher Scientific International Inc.               +19.2%
 3.   Precision Castparts Corp.                          +68.7%
 4.   Weatherford International Ltd.                     +91.7%
 5.   TJX Companies, Inc.                                 +6.6%
 6.   Comcast Corp.                                      +14.8%
 7.   Kohl's Corp.                                       +21.3%
 8.   Baker Hughes Inc.                                  -11.0%
 9.   Best Buy Co., Inc.                                 +13.9%
10.   Harris Corp.                                       +12.7%

                                 EARNINGS GROWTH

                         Your Companies          29%
                         S&P 500                 14%

                    FORCASTED INCREASE IN EARNINGS PER SHARE
                                  2006 vs 2005

All figures are dollar weighted and based on data from Baseline. September 30, 2006.

                      YOUR COMPANIES' MARKET CAPITALIZATION

          LARGE CAP
            $10 billion and over           38.9%
          MID CAP
            $2 billion to $10 billion      48.1%
          SMALL CAP
            below $2 billion               11.6%
          CASH                              1.4%

                TOP TEN INDUSTRY GROUPS

     Oil & Gas Equipment & Services         9.2%
     Aerospace & Defense                    7.8%
     Health Care Equipment                  6.4%
     Apparel Retail                         4.7%
     Computer Hardware                      4.6%
     Communications Equipment               4.3%
     Life Sciences Tools & Services         4.3%
     Broadcasting & Cable TV                4.0%
     Steel                                  4.0%
     Department Stores                      3.8%
     All Other Industry Groups             45.5%
     Cash                                   1.4%

                                 BRANDYWINE FUND
                      SEPTEMBER QUARTER "ROSES AND THORNS"

                      $ GAIN
BIGGEST $ WINNERS   (IN MILLIONS) % GAIN            REASON FOR MOVE
-----------------   ------------- ------            ---------------
Hewlett-Packard Co.     $25.3     15.8      While unfortunate, we believe the
                                            boardroom scandal currently
                                            attracting attention will ultimately
                                            prove immaterial to fundamentals
                                            at the maker of computing and
                                            imaging systems. July-quarter
                                            earnings grew 44 percent,
                                            topping estimates by 11 percent.
                                            Healthy growth in each of its four
                                            divisions was complemented by
                                            expanding operating margins.

Oracle Corp.            $24.3     12.0      The developer of database
                                            management systems and
                                            enterprise software grew August-
                                            quarter earnings 29 percent,
                                            topping estimates by 13 percent.
                                            Following a string of niche
                                            acquisitions, stronger-than-
                                            anticipated licensing revenues
                                            reflect the company's newfound
                                            ability to deliver increased
                                            functionality and end-to-end
                                            product solutions to customers.
                                            Your team sold Oracle as shares
                                            neared our target price.

Comcast Corp.           $19.0     13.1      The largest cable-TV operator in
                                            the U.S. grew June-quarter
                                            earnings 16 percent, beating
                                            estimates by 10 percent. Better-
                                            than-expected cash flow is likely
                                            to persist as Comcast
                                            aggressively adds voice service
                                            to its existing cable and Internet
                                            markets, increasing the average
                                            revenue generated per user and
                                            reducing subscriber churn.

Kohl's Corp.            $18.8     10.2      July-quarter earnings grew 28
                                            percent, topping estimates. The
                                            department store operator is
                                            increasing the number of
                                            exclusive brands it carries and
                                            enhancing its merchandise
                                            assortment, helping drive foot
                                            traffic and expand profit margins.
                                            Total sales jumped 26 percent in
                                            September, while same-store
                                            sales increased 16.3 percent.

Best Buy Co., Inc.      $14.4     13.9      The big-box electronics retailer
                                            grew August-quarter earnings 27
                                            percent, topping estimates.
                                            Demand for high-definition and
                                            flat-panel TVs remains high due
                                            to continued average sale
                                            price declines. Profit margins
                                            showed marked improvement as
                                            the company continues to refine its
                                            customer centricity and Geek Squad
                                            initiatives. The company is
                                            favorably positioned to
                                            benefit from the next-generation
                                            gaming cycle through the holiday
                                            season.

                      $ LOSS
BIGGEST $ LOSERS    (IN MILLIONS) % LOSS            REASON FOR MOVE
----------------    ------------- ------            ---------------
Weatherford
  International Ltd.    $32.3     15.9      June-quarter earnings grew 66
                                            percent, but a fall in natural gas
                                            prices created concerns of lower
                                            overall energy-industry activity.
                                            While a short-term respite in
                                            North America is possible,
                                            international drilling activity,
                                            where Weatherford has
                                            considerable exposure, is
                                            accelerating. As the cold-weather
                                            season approaches, we expect
                                            production activity concerns to
                                            diminish and continued solid
                                            spending trends for
                                            Weatherford's high-technology
                                            drilling services.

Baker Hughes Inc.       $27.0     16.1      June-quarter earnings grew 67
                                            percent, beating estimates.
                                            Concerns over an increase in
                                            North American natural gas
                                            storage levels and their ability to
                                            affect energy-industry activity
                                            depressed prices for energy-
                                            associated companies. Baker
                                            Hughes' outsized international
                                            and oilfield exposure, where our
                                            trade checks indicate growing
                                            exploration and development
                                            outlays, position it for continued
                                            growth.

Cisco Systems Inc.      $17.5     10.1      During the quarter, trade checks
                                            with competitors and various
                                            suppliers of the communications-
                                            equipment maker turned up
                                            disappointing industry trends,
                                            prompting our sale. Despite solid
                                            July-quarter earnings results, our
                                            research shows that threats to
                                            the company's growth projections
                                            persist.

Analog Devices, Inc.    $15.3     15.1      The maker of integrated circuits
                                            used in myriad electronics
                                            products came under pressure
                                            when management's forecast for
                                            sales missed analysts'
                                            expectations. Some customers
                                            lowered orders on worries related
                                            to the risk of an inventory build
                                            up if an expected seasonal
                                            upturn in cell-phone sales doesn't
                                            materialize. Your team sold
                                            Analog Devices to fund an idea
                                            with greater near-term earnings
                                            prospects.

Avaya Inc.              $12.4     20.1      Despite revenue growth above
                                            expectations, the maker of voice-
                                            over-Internet protocol (VoIP) and
                                            other communications solutions
                                            lost ground as it failed to convert
                                            revenues into bottom-line
                                            earnings. Behind the earnings
                                            shortfall was overspending
                                            related to major advertising
                                            campaigns. Your team sold
                                            Avaya to fund an idea with
                                            greater near-term earnings
                                            visibility.

All gains/losses are calculated on an average cost basis

                              BRANDYWINE BLUE FUND

                PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

 1.     Comcast Corp.                               +15.1%
 2.     Hewlett-Packard Co.                         +16.8%
 3.     TJX Companies, Inc.                          +6.0%
 4.     Fisher Scientific International Inc.        +23.4%
 5.     Best Buy Co., Inc.                          +14.4%
 6.     General Dynamics Corp.                      +14.8%
 7.     Rockwell Collins, Inc.                       +5.7%
 8.     Bank of New York Company, Inc.               -0.4%
 9.     Baker Hughes Inc.                            -8.3%
10.     Coach, Inc.                                 +18.8%

                                EARNINGS GROWTH

                         Your Companies          28%
                         S&P 500                 14%

                    FORCASTED INCREASE IN EARNINGS PER SHARE
                                  2006 vs 2005

 ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. SEPTEMBER 30,
                                     2006.

       YOUR COMPANIES' MARKET CAPITALIZATION

     LARGE CAP
       $10 billion and over               70.2%
     MID CAP
       $2 billion to $10 billion          26.7%
     CASH                                  3.1%

                    TOP TEN INDUSTRY GROUPS

     Aerospace & Defense                              9.7%
     Computer Hardware                                6.5%
     Oil & Gas Equipment & Services                   6.3%
     Health Care Services                             5.9%
     Health Care Equipment                            5.8%
     Electric Utilities                               5.4%
     Broadcasting & Cable TV                          4.9%
     Apparel Retail                                   4.4%
     Life Sciences Tools & Services                   4.4%
     Computer & Electronics Retail                    3.9%
     All Other Industry Groups                       39.7%
     Cash                                             3.1%

                              BRANDYWINE BLUE FUND
                      SEPTEMBER QUARTER "ROSES AND THORNS"

                      $ GAIN
BIGGEST $ WINNERS  (IN MILLIONS) % GAIN           REASON FOR MOVE
-----------------  ------------- ------           ---------------
Hewlett-Packard Co.     $11.9     15.8      While unfortunate, we believe
                                            the  boardroom scandal currently
                                            attracting attention will
                                            ultimately prove immaterial to
                                            fundamentals at the maker of
                                            computing and imaging systems.
                                            July-quarter earnings grew 44
                                            percent, topping estimates by 11
                                            percent. Healthy growth in each of
                                            its four divisions was complemented
                                            by expanding operating margins.

Comcast Corp.           $10.2     12.7      The largest cable-TV operator in the
                                            U.S. grew June-quarter  earnings  16
                                            percent,  beating  estimates  by 10
                                            percent.  Better-than-expected cash
                                            flow  is  likely  to  persist  as
                                            Comcast  aggressively  adds  voice
                                            service  to  its existing cable and
                                            Internet  markets,  increasing  the
                                            average  revenue generated per user
                                            and  reducing  subscriber  churn.

Best Buy Co., Inc.       $9.1     14.4      The big-box electronics retailer
                                            grew August-quarter earnings 27
                                            percent, topping estimates. Demand
                                            for high-definition and flat-panel
                                            TVs remains high due to continued
                                            average sale price declines. Profit
                                            margins showed marked improvement
                                            as the company continues to refine
                                            its customer centricity and Geek
                                            Squad initiatives. The company is
                                            favorably positioned to benefit
                                            from the next-generation gaming
                                            cycle through the holiday season.

Coach, Inc.              $8.4     16.8      The maker of luxury leather goods
                                            grew June-quarter earnings 24
                                            percent, beating estimates. The
                                            company's Signature Stripe
                                            collection, introduced in July, has
                                            been very successful, and its just-
                                            released Legacy collection is
                                            generating strong interest at higher
                                            price points. Improving top- and
                                            bottom-line forecasts for the
                                            fiscal-year ending June 2007 are
                                            related to strong product
                                            acceptance and sales trends.

Kohl's Corp.             $7.8     9.0       July-quarter earnings grew 28
                                            percent, topping estimates. The
                                            department store operator is
                                            increasing the number of exclusive
                                            brands it carries and enhancing its
                                            merchandise assortment, helping
                                            drive foot traffic and expand
                                            profit margins. Total sales jumped
                                            26 percent in September, while
                                            same-store sales increased 16.3
                                            percent.

                      $ LOSS
BIGGEST $ LOSERS   (IN MILLIONS) % LOSS            REASON FOR MOVE
----------------   ------------- ------            ---------------
Baker Hughes Inc.       $11.7     14.7      June-quarter earnings grew 67
                                            percent, beating estimates.
                                            Concerns over an increase in North
                                            American natural gas storage levels
                                            and their ability to affect
                                            energy-industry activity depressed
                                            prices for energy-associated
                                            companies. Baker Hughes' outsized
                                            international and oilfield
                                            exposure, where our trade checks
                                            indicate growing exploration and
                                            development outlays, position it
                                            for continued growth.

Weatherford
  International Ltd.    $11.6     12.7      June-quarter earnings
                                            grew 66 percent, but a fall in
                                            natural gas prices created concerns
                                            of lower overall energy-industry
                                            activity. While a short-term
                                            respite in North America is
                                            possible, international drilling
                                            activity, where Weatherford has
                                            considerable exposure, is
                                            accelerating. As the cold-weather
                                            season approaches, we expect
                                            production activity concerns to
                                            diminish and continued solid
                                            spending trends for Weatherford's
                                            high-technology drilling services.

Cisco Systems Inc.       $8.0     10.7      During the quarter, trade checks
                                            with competitors and various
                                            suppliers of the
                                            communications-equipment maker
                                            turned up disappointing industry
                                            trends, prompting our sale. Despite
                                            solid July-quarter earnings
                                            results, our research shows that
                                            threats to the company's growth
                                            projections persist.

Transocean Inc.          $7.7     17.8      The offshore drilling contractor
                                            experienced higher-than-expected
                                            yard costs in shipyards where rigs
                                            were being built due to materials
                                            prices and yard-specific issues.
                                            Management also announced more rig
                                            downtime due to geographic
                                            logistics. Despite their seemingly
                                            transitory nature, your team sold
                                            Transocean on concerns that these
                                            issues would continue to impact
                                            results in its upcoming quarter.

Analog Devices, Inc.     $7.1     15.1      The maker of integrated circuits
                                            used in myriad electronics products
                                            came under pressure when
                                            management's forecast for sales
                                            missed analysts' expectations. Some
                                            customers lowered orders on worries
                                            related to the risk of an inventory
                                            build up if an expected seasonal
                                            upturn in cell-phone sales doesn't
                                            materialize. Your team sold Analog
                                            Devices to fund an idea with
                                            greater near-term earnings
                                            prospects.

All gains/losses are calculated on an average cost basis

             MANAGEMENT'S DISCUSSION OF RESULTS, BRANDYWINE FUND

     Brandywine Fund's investment strategy emphasizes the relationship between earnings performance and stock prices. Concrete earnings trends, however, did not top investor priorities during much of the fiscal year ended September 30 amid a series of macro developments that emerged as the overriding influence on stocks.

     Brandywine's earnings-based approach produced a 2.44 percent fiscal-year return relative to benchmark returns ranging from 6.05 to 10.79 percent as investors reacted to volatile energy prices, growing inflationary pressures and economic uncertainty.

     After peaking in lockstep with an especially destructive hurricane season, oil prices began the fiscal year in decline. While the short-lived drop did not derail the earnings prospects of Brandywine's energy-related holdings, investors saw it as reason to flee the sector in an otherwise calm December-quarter environment. Energy holdings represented the Fund's second-largest percentage of assets, contributing to a small quarterly decline versus modest returns in benchmarks.

     Persistent strength in the industrial side of the economy fueled a generally favorable March-quarter climate. Industrial holdings, which represented roughly one in five companies in the portfolio, contributed most to performance as demand from the aerospace, energy and commercial construction markets fueled solid earnings growth. Also, oil prices resumed their rise following the December-quarter pause, drawing investor attention back to the earnings promise of the Fund's energy-related holdings. Brandywine handily outpaced its benchmarks in the March quarter.

     With oil prices reaching new highs and the Federal Reserve continuing a series of interest-rate hikes, inflation concerns and related economic uncertainty dampened the market's mood in the June quarter. Although companies from most sectors suffered in this environment, the technology sector led the downturn as a product delay from Microsoft added to the more generalized concerns. Tech companies comprised the Fund's largest percentage of assets. Brandywine and its benchmarks lost ground in the June quarter.

     Economic uncertainty overtook inflation as the market's main concern in the September quarter. While stocks in general gained ground, slower-growing companies believed to be relatively "safe" investments outperformed. Growth companies, particularly those perceived to be sensitive to shifts in the overall economy, did not fare as well. Brandywine's September quarter return trailed benchmark performance.

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BRANDYWINE FUND, RUSSELL 3000 GROWTH(1)<F3>, RUSSELL 3000 INDEX(2)<F4> AND S&P 500 INDEX(3)<F5>

               Brandywine                     Russell 3000
                  Fund          S&P 500          Growth       Russell 3000
                  ----          -------          ------       ------------
9/30/96          10,000          10,000          10,000          10,000
9/30/97          13,930          14,070          13,510          13,843
9/30/98          10,071          15,350          14,491          14,453
9/30/99          13,778          19,618          19,515          18,258
9/30/00          19,676          22,224          24,173          21,579
9/30/01          15,256          16,308          13,206          15,556
9/30/02          12,695          12,967          10,271          12,628
9/30/03          14,172          16,130          13,039          15,902
9/30/04          16,094          18,368          14,058          18,169
9/30/05          20,958          20,618          15,763          20,817
9/30/06          21,470          22,843          16,717          22,944

                      AVERAGE ANNUAL TOTAL RETURN
                      ---------------------------
                                                  Since Inception
     1-Year          5-Year          10-Year          12/30/85
     ------          ------          -------          --------
      2.44%           7.07%           7.94%            13.38%

    Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F3> The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.

(2)<F4>   The Russell 3000 Index, a trademark of the Frank Russell
          Company, is 3,000 of the largest publicly traded companies in the United States equity market and includes income.

(3)<F5>   The S&P 500 Index consists of 500 stocks, mostly on the New
          York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index, which assumes reinvestment of dividends.

                              BRANDYWINE FUND, INC.
                             STATEMENT OF NET ASSETS
                               September 30, 2006

     SHARES                                       COST               VALUE
     ------                                       ----               -----
COMMON STOCKS - 98.6% (A)<F7>

CONSUMER DISCRETIONARY
                 APPAREL RETAIL - 4.7%
     741,300     bebe stores, inc.             $  16,460,671      $  18,369,414
     316,800     Christopher & Banks Corp.         8,245,317          9,339,264
   5,889,900     TJX Companies, Inc.             154,942,449        165,093,897

                 APPAREL, ACCESSORIES & LUXURY GOODS - 0.7%
     401,200     Gildan Activewear Inc.*<F6>      16,211,648         19,442,152
     375,800     The Warnaco Group, Inc.*<F6>      6,708,769          7,267,972

                 BROADCASTING & CABLE TV - 4.0%
   4,442,100     Comcast Corp.*<F6>              142,613,467        163,691,385

                 CATALOG RETAIL - 0.7%
   1,043,700     Coldwater Creek Inc.*<F6>        25,423,175         30,016,812

                 COMPUTER & ELECTRONICS RETAIL - 2.9%
   2,212,000     Best Buy Co., Inc.              104,057,195        118,474,720

                 DEPARTMENT STORES - 3.8%
   2,404,600     Kohl's Corp.*<F6>               128,682,079        156,106,632

                 HOMEFURNISHING RETAIL - 0.1%
     146,800     Tempur-Pedic
                   International Inc.*<F6>         2,572,391          2,520,556

                 LEISURE PRODUCTS - 1.0%
   1,792,200     Hasbro, Inc.                     35,887,408         40,772,550

                 SPECIALTY STORES - 0.7%
     659,100     Dick's Sporting
                   Goods, Inc.*<F6>               27,285,590         30,002,232
                                              --------------     --------------
                 TOTAL CONSUMER DISCRETIONARY    669,090,159        761,097,586

                 THIS SECTOR IS 13.8% ABOVE YOUR FUND'S COST.

CONSUMER STAPLES
                 AGRICULTURAL PRODUCTS - 0.6%
     689,500     Corn Products
                   International, Inc.            22,344,696         22,436,330

                 PERSONAL PRODUCTS - 0.2%
     513,500     Nu Skin Enterprises, Inc.         8,955,799          8,996,520
                                              --------------     --------------
                 TOTAL CONSUMER STAPLES           31,300,495         31,432,850

                 THIS SECTOR IS 0.4% ABOVE YOUR FUND'S COST.
ENERGY
                 OIL & GAS EQUIPMENT & SERVICES - 9.2%
   2,056,600     Baker Hughes Inc.               157,556,999        140,260,120
     989,100     FMC Technologies, Inc.*<F6>      58,972,607         53,114,670
      46,000     Oceaneering
                   International, Inc.*<F6>        1,380,589          1,416,800
     338,000     Superior Energy
                   Services, Inc.*<F6>             4,746,265          8,875,880
   4,085,000     Weatherford International
                   Ltd.*<F6>                      88,879,742        170,426,200

                 OIL & GAS EXPLORATION & PRODUCTION - 0.0%
     161,400     Petrohawk Energy Corp.*<F6>       1,818,663          1,675,332

                 OIL & GAS STORAGE & TRANSPORTATION - 2.9%
   2,128,100     Frontline Ltd.                   91,172,776         81,953,131
   1,608,500     OMI Corp.                        30,461,050         34,920,535
                                              --------------     --------------
                 TOTAL ENERGY                    434,988,691        492,642,668

                 THIS SECTOR IS 13.3% ABOVE YOUR FUND'S COST.

FINANCIALS
                 INSURANCE BROKERS - 0.6%
     685,800     Willis Group Holdings Ltd.       26,398,078         26,060,400
                                              --------------     --------------
                 TOTAL FINANCIALS                 26,398,078         26,060,400

                 THIS SECTOR IS 1.3% BELOW YOUR FUND'S COST.

HEALTH CARE
                 HEALTH CARE EQUIPMENT - 6.4%
     186,200     American Medical Systems
                   Holdings, Inc.*<F6>             3,219,054          3,431,666
   2,094,900     Baxter International Inc.        94,044,382         95,234,154
     661,500     Cytyc Corp.*<F6>                 16,704,660         16,193,520
     891,000     Respironics, Inc.*<F6>           32,097,574         34,401,510
   2,128,400     St. Jude Medical, Inc.*<F6>      77,172,424         75,111,236
     697,200     Varian Medical
                   Systems, Inc.*<F6>             35,157,242         37,223,508

                 HEALTH CARE FACILITIES - 0.5%
     624,700     Psychiatric
                   Solutions, Inc.*<F6>           19,294,597         21,296,023

                 HEALTH CARE SERVICES - 3.1%
   1,506,000     DaVita, Inc.*<F6>                86,647,821         87,152,220
     531,100     Express Scripts, Inc.*<F6>       37,935,707         40,092,739

                 HEALTH CARE SUPPLIES - 1.8%
   2,362,400     DENTSPLY International Inc.      69,736,435         71,131,864

                 HEALTH CARE TECHNOLOGY - 0.8%
   1,229,100     IMS Health Inc.                  30,457,914         32,743,224

                 LIFE SCIENCES TOOLS & SERVICES - 4.3%
   2,229,400     Fisher Scientific
                   International Inc.*<F6>       146,292,628        174,428,256

                 PHARMACEUTICALS - 1.1%
   1,415,200     Endo Pharmaceuticals
                   Holdings Inc.*<F6>             42,406,274         46,064,760
                                              --------------     --------------
                 TOTAL HEALTH CARE               691,166,712        734,504,680

                 THIS SECTOR IS 6.3% ABOVE YOUR FUND'S COST.

INDUSTRIALS
                 AEROSPACE & DEFENSE - 7.8%
     342,400     AAR CORP.*<F6>                    7,935,353          8,162,816
     639,300     DynCorp International
                   Inc.*<F6>                       9,594,536          8,048,787
     380,700     Goodrich Corp.                   15,179,577         15,425,964
      59,700     Moog Inc.*<F6>                    2,022,222          2,069,202
   2,719,200     Precision Castparts Corp.       101,776,550        171,744,672
   2,055,300     Rockwell Collins, Inc.          110,468,818        112,712,652

                 AIRLINES - 0.5%
     787,500     SkyWest, Inc.                    18,492,411         19,309,500

                 BUILDING PRODUCTS - 0.3%
       9,700     Griffon Corp.*<F6>                  241,440            231,539
     170,100     NCI Building Systems, Inc.*<F6>   8,214,183          9,894,717

                 CONSTRUCTION & ENGINEERING - 1.8%
     417,300     Infrasource Services
                   Inc.*<F6>                       7,323,564          7,323,615
   1,856,800     Quanta Services, Inc.*<F6>       29,770,947         31,305,648
   1,151,900     Shaw Group Inc.*<F6>             28,301,111         27,230,916
     118,100     Washington Group
                   International, Inc.             6,090,480          6,951,366

                 DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 0.2%
     145,400     Mobile Mini, Inc.*<F6>            4,078,044          4,130,814
     168,700     Navigant Consulting, Inc.*<F6>    3,424,499          3,384,122

                 ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
     393,000     AMETEK, Inc.                     13,338,470         17,115,150
     570,500     Hubbell Inc. Cl B                26,959,309         27,326,950

                 ENVIRONMENTAL & FACILITIES SERVICES - 0.9%
     121,600     Allied Waste
                   Industries, Inc.*<F6>           1,361,384          1,370,432
     198,900     Clean Harbors, Inc.*<F6>          5,601,247          8,662,095
     314,200     Republic Services, Inc.          12,409,906         12,633,982
     363,500     Waste Connections, Inc.*<F6>     12,526,446         13,780,285

                 INDUSTRIAL CONGLOMERATES - 1.8%
   1,745,500     McDermott
                   International, Inc.*<F6>       30,536,972         72,961,900

                 INDUSTRIAL MACHINERY - 0.2%
     186,600     Gardner Denver Inc.*<F6>          4,214,473          6,172,728

                 MARINE - 0.7%
     258,400     American Commercial Lines
                   Inc.*<F6>                      13,326,288         15,361,880
     440,800     Eagle Bulk Shipping Inc.          6,147,650          7,088,064
     246,000     Kirby Corp.*<F6>                  8,868,798          7,707,180

                 TRADING COMPANIES & DISTRIBUTORS - 0.2%
     107,400     H&E Equipment
                   Services, Inc.*<F6>             2,778,206          2,619,486
     218,400     Williams Scotsman
                   International Inc.*<F6>         4,614,614          4,665,024
                                              --------------     --------------
                 TOTAL INDUSTRIALS               495,597,498        625,391,486

                 THIS SECTOR IS 26.2% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY
                 APPLICATION SOFTWARE - 2.3%
     153,000     Altiris, Inc.*<F6>                3,540,976          3,226,770
     300,900     Autodesk, Inc.*<F6>              10,439,412         10,465,302
     479,700     Informatica Corp.*<F6>            7,137,546          6,519,123
     394,600     Jack Henry & Associates, Inc.     7,446,229          8,590,442
     997,900     Mentor Graphics Corp.*<F6>       13,824,669         14,050,432
   1,630,800     Nuance
                   Communications, Inc.*<F6>      14,804,128         13,323,636
   1,174,680     Parametric Technology
                   Corp.*<F6>                     18,305,858         20,509,913
     253,000     Reynolds and Reynolds Co.         7,573,268          9,996,030
     143,300     Transaction Systems
                   Architects, Inc.*<F6>           5,275,964          4,918,056

                 COMMUNICATIONS EQUIPMENT - 4.3%
     445,200     Arris Group Inc.*<F6>             4,720,153          5,101,992
   1,767,900     Corning Inc.*<F6>                42,443,076         43,154,439
   2,624,800     Harris Corp.                    103,574,334        116,777,352
      64,300     NETGEAR, Inc.*<F6>                1,429,158          1,323,937
     418,200     Polycom, Inc.*<F6>                7,269,727         10,258,446

                 COMPUTER HARDWARE - 4.6%
   5,053,100     Hewlett-Packard Co.             159,437,403        185,398,239

                 COMPUTER STORAGE & PERIPHERALS - 0.8%
   1,000,100     Logitech International
                   S.A. ADR*<F6>                  20,303,630         21,762,176
     447,500     Rackable Systems Inc.*<F6>       12,736,617         12,248,075

                 DATA PROCESSING & OUTSOURCED SERVICES - 1.3%
   1,382,900     Fidelity National Information
                   Services, Inc.                 51,700,217         51,167,300

                 ELECTRONIC EQUIPMENT MANUFACTURERS - 0.1%
     209,300     Tektronix, Inc.                   4,916,447          6,055,049

                 ELECTRONIC MANUFACTURING SERVICES - 3.6%
   2,265,600     Celestica Inc.*<F6>              22,045,089         24,332,544
   6,380,100     Flextronics International
                   Ltd.*<F6>                      74,276,368         80,644,464
     841,900     Trimble Navigation Ltd.*<F6>     36,524,914         39,636,652

                 IT CONSULTING & OTHER SERVICES - 1.1%
   1,403,300     Accenture Ltd.                   41,674,110         44,498,643

                 INTERNET SOFTWARE & SERVICES - 1.1%
     809,600     aQuantive, Inc.*<F6>             19,762,017         19,122,752
   1,389,500     ValueClick, Inc.*<F6>            23,963,001         25,761,330

                 SEMICONDUCTOR EQUIPMENT - 0.1%
     134,700     Entegris Inc.*<F6>                1,319,306          1,469,577
      62,500     Veeco Instruments Inc.*<F6>       1,310,944          1,259,375

                 SEMICONDUCTORS - 3.8%
   2,661,300     Agere Systems Inc.*<F6>          40,782,124         39,733,209
   1,429,100     Fairchild Semiconductor
                   International, Inc.*<F6>       25,074,069         26,724,170
     686,900     Integrated Device
                   Technology, Inc.*<F6>           9,581,996         11,031,614
   2,532,700     NVIDIA Corp.*<F6>                74,374,101         74,942,593
      52,900     Standard Microsystems
                   Corp.*<F6>                      1,550,430          1,503,418

                 SYSTEMS SOFTWARE - 0.3%
     268,100     MICROS Systems, Inc.*<F6>        10,969,592         13,115,452

                 TECHNOLOGY DISTRIBUTORS - 1.5%
   3,195,900     Ingram Micro Inc.*<F6>           63,969,900         61,233,444
                                              --------------     --------------
                 TOTAL INFORMATION TECHNOLOGY    944,056,773      1,009,855,946

                 THIS SECTOR IS 7.0% ABOVE YOUR FUND'S COST.
MATERIALS
                 DIVERSIFIED METALS & MINING - 3.0%
   1,305,100     Phelps Dodge Corp.              115,269,674        110,541,970
     266,600     RTI International
                   Metals, Inc.*<F6>              13,111,669         11,618,428

                 METAL & GLASS CONTAINERS - 1.1%
   2,498,400     Crown Holdings, Inc.*<F6>        45,739,480         46,470,240

                 STEEL - 4.0%
   1,596,100     Allegheny Technologies, Inc.     95,139,114         99,261,459
     378,600     Carpenter Technology Corp.       23,462,012         40,703,286
     201,000     Chaparral Steel Co.*<F6>          6,126,387          6,846,060
     288,600     Oregon Steel Mills, Inc.*<F6>    14,170,916         14,103,882
                                              --------------     --------------
                 TOTAL MATERIALS                 313,019,252        329,545,325

                 THIS SECTOR IS 5.3% ABOVE YOUR FUND'S COST.

TELECOMMUNICATION SERVICES

                 WIRELESS TELECOMMUNICATION SERVICES - 0.0%
     181,200     @Road, Inc.*<F6>                  1,065,039          1,058,208
                                              --------------     --------------
                 TOTAL TELECOMMUNICATION
                   SERVICES                        1,065,039          1,058,208
                                              --------------     --------------

                 THIS SECTOR IS 0.6% BELOW YOUR FUND'S COST.

                 Total common stocks           3,606,682,697      4,011,589,149

   PRINCIPAL
     AMOUNT
     ------
SHORT-TERM INVESTMENTS - 2.2% (A)<F7>
                 COMMERCIAL PAPER - 2.2%
 $62,000,000     Countrywide Financial Corp.,
                   due 10/02/06, discounts
                   of 5.30-5.40%                  61,990,803         61,990,803
  25,000,000     Alcoa Inc., due 10/12/06,
                   discount of 5.28%              24,959,667         24,959,667
                                              --------------     --------------
                 Total commercial paper           86,950,470         86,950,470

                 VARIABLE RATE DEMAND NOTE - 0.0%
     999,126     U.S. Bank, N.A., 5.07%              999,126            999,126
                                              --------------     --------------
                 Total short-term
                   investments                    87,949,596         87,949,596
                                              --------------     --------------
                 Total investments            $3,694,632,293      4,099,538,745
                                              --------------
                                              --------------
                 Liabilities, less cash and
                   receivables (0.8%) (a)<F7>                       (33,246,378)
                                                                 --------------
                 NET ASSETS                                      $4,066,292,367
                                                                 --------------
                                                                 --------------
                 Net Asset Value Per Share
                 ($0.01 par value, 500,000,000
                 shares authorized), offering
                 and redemption price
                 ($4,066,292,367 / 125,989,275
                 shares outstanding)                                     $32.27
                                                                         ------
                                                                         ------

*<F6>     Non-dividend paying security.
(a)<F7> Percentages for the various classifications relate to net assets. ADR - American Depositary Receipts

    The accompanying notes to financial statements are an integral part of this statement.

                              BRANDYWINE FUND, INC.
                             STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 2006

INCOME:
     Dividends                                                $  26,124,931
     Interest                                                     5,426,036
                                                              -------------
          Total income                                           31,550,967
                                                              -------------
EXPENSES:
     Management fees                                             40,963,503
     Transfer agent fees                                          1,627,678
     Administrative and accounting services                         619,193
     Printing and postage expense                                   312,311
     Custodian fees                                                 237,194
     Registration fees                                               82,374
     Board of Directors fees and expenses                            81,002
     Professional fees                                               69,572
     Insurance expense                                               63,569
     Other expenses                                                  34,482
                                                              -------------
          Total expenses                                         44,090,878
                                                              -------------
NET INVESTMENT LOSS                                             (12,539,911)
                                                              -------------
NET REALIZED GAIN ON INVESTMENTS                                328,031,774
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS         (219,420,419)
                                                              -------------
NET GAIN ON INVESTMENTS                                         108,611,355
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  96,071,444
                                                              -------------
                                                              -------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                 For the Years Ended September 30, 2006 and 2005

                                                  2006                  2005
                                                  ----                  ----
OPERATIONS:
     Net investment loss                   $  (12,539,911)       $  (10,469,165)
     Net realized gain on investments         328,031,774           682,236,498
     Net (decrease) increase in unrealized
       appreciation on investments           (219,420,419)          311,487,501
                                           --------------        --------------
          Net increase in net assets
            resulting from operations          96,071,444           983,254,834
                                           --------------        --------------
FUND SHARE ACTIVITIES:
     Proceeds from shares issued
       (15,270,588 and 12,144,409 shares,
         respectively)                        490,003,223           337,444,419
     Cost of shares redeemed (16,126,696
       and 33,555,852 shares, respectively)  (515,363,981)         (911,910,269)
                                           --------------        --------------
          Net decrease in net assets
            derived from Fund share
            activities                        (25,360,758)         (574,465,850)
                                           --------------        --------------
          TOTAL INCREASE                       70,710,686           408,788,984

NET ASSETS AT THE BEGINNING OF THE YEAR     3,995,581,681         3,586,792,697
                                           --------------        --------------
NET ASSETS AT THE END OF THE YEAR          $4,066,292,367        $3,995,581,681
     (Includes accumulated net             --------------        --------------
       investment loss of $0 and           --------------        --------------
       $687,992, respectively)

The accompanying notes to financial statements are an integral part of these statements.

                              BRANDYWINE FUND, INC.
                              FINANCIAL HIGHLIGHTS
   (Selected data for each share of the Fund outstanding throughout each year)

                                                                          Years Ended September 30,
                                                 ----------------------------------------------------------------------------
                                                 2006              2005             2004              2003               2002
                                                 ----              ----             ----              ----               ----

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year              $31.50            $24.19            $21.30            $19.08            $22.93

Income from investment operations:
     Net investment loss (1)<F8>                 (0.10)            (0.08)            (0.13)            (0.10)            (0.12)

     Net realized and unrealized gains (losses)
       on investments                             0.87              7.39              3.02              2.32             (3.73)
                                                ------            ------            ------            ------            ------
Total from investment operations                  0.77              7.31              2.89              2.22             (3.85)

Less distributions:
     Dividend from net investment income            --                --                --                --                --
     Distribution from net realized gains           --                --                --                --                --
                                                ------            ------            ------            ------            ------
Total from distributions                            --                --                --                --                --
                                                ------            ------            ------            ------            ------
Net asset value, end of year                    $32.27            $31.50            $24.19            $21.30            $19.08
                                                ------            ------            ------            ------            ------
                                                ------            ------            ------            ------            ------
TOTAL RETURN                                      2.44%            30.22%            13.57%            11.64%           (16.79%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)         4,066,292         3,995,582         3,586,793         3,385,590         3,196,859
Ratio of expenses to average net assets           1.08%             1.08%             1.08%             1.09%             1.08%
Ratio of net investment loss
     to average net assets                       (0.31%)           (0.25%)           (0.55%)           (0.53%)           (0.52%)
Portfolio turnover rate                          199.9%            183.4%            247.0%            279.3%            272.9%

(1)<F8> Net investment loss per share was calculated using average shares outstanding.

    The accompanying notes to financial statements are an integral part of this statement.

  DEFINITIONS AND DISCLOSURES (THIS SECTION IS NOT PART OF THE AUDITED FINANCIAL
                                  STATEMENTS.)

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 9/30/06, unless listed in the accompanying financial statements. References to the earnings growth rates of the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. Morningstar, Inc. is a provider of independent investment research in the United States and in major international markets.

The Russell 1000, Russell 1000 Growth, Russell 3000, Russell 3000 Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of September 30, 2006, the Russell 1000 Index's average annual total returns for 1, 5 and 10 years were 10.25, 7.64 and 8.75 percent; the Russell 1000 Growth Index's were 6.04, 4.42 and 5.45 percent; the Russell 3000 Index's were 10.22, 8.08 and 8.70 percent; the Russell 3000 Growth Index's were 6.05, 4.83 and 5.27 percent; and the S&P 500 Index's were 10.79, 6.97 and 8.58 percent.

            MANAGEMENT'S DISCUSSION OF RESULTS, BRANDYWINE BLUE FUND

     Brandywine Blue Fund's strategy focuses on the relationship between earnings performance and stock prices, but individual-company fundamentals played a muted role in influencing stocks during the fiscal year. Instead, macro forces, including energy prices, inflation concerns and economic uncertainty, primarily moved stocks in the 12 months ended September 30.

     Brandywine Blue posted a 3.47 percent fiscal-year return versus benchmark returns that ranged from 6.04 to 10.79 percent.

     Following a destructive hurricane season that damaged production assets in the Gulf of Mexico, energy price jitters were fading with a notable drop in the price of oil as the December quarter of 2005 began. Energy holdings, which comprised Brandywine Blue's second-largest percentage of assets, retreated as investors turned their attention elsewhere. The setback led Brandywine Blue to a small quarterly decline versus small gains in its benchmarks.

     The Fund actually increased its commitment to energy holdings slightly by the start of the March quarter, as the oil price decline did not materially affect their fundamental outlooks. Energy holdings became strong contributors as oil resumed its long-running rise, refocusing investor attention on the sector's earnings strength. Confidence in the industrial economy also prompted investors to reward holdings from the industrial sector, which reported strong earnings gains buoyed by demand from the aerospace, energy and commercial construction markets. The Fund's March-quarter return outpaced benchmark results.

     Evidence that elevated energy prices were contributing to broader inflation spurred interest-rate hikes and talk of vigilance from the Federal Reserve in the June quarter. The overall environment deteriorated as inflation became an overriding concern. Although companies from most sectors suffered, the technology sector led the downturn as a product delay from Microsoft added to the more generalized concerns. Tech companies comprised the Fund's largest percentage of assets, contributing to a quarterly decline. Benchmarks also lost ground.

     In the wake of a pause in the Fed's series of interest rate hikes, investor attention turned toward uncertainties related to slowing economic growth. Stocks in general gained ground, but companies that pay dividends and other companies believed to be relatively "safe" investments outperformed. Growth companies, particularly those perceived to be sensitive to shifts in the overall economy, did not fare as well. Brandywine Blue's September-quarter return trailed benchmark performance.

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BRANDYWINE BLUE FUND,
             RUSSELL 1000 GROWTH(1)<F9>, RUSSELL 1000 INDEX(2)<F10>
                           AND S&P 500 INDEX(3)<F11>

            Brandywine Blue      S&P 500      Russell 1000
                  Fund           Index           Growth       Russell 1000
                  ----           -----           ------       ------------
9/30/96          10,000          10,000          10,000          10,000
9/30/97          14,160          14,070          13,631          13,870
9/30/98          10,408          15,357          15,144          14,853
9/30/99          14,071          19,627          20,422          18,859
9/30/00          19,056          22,234          25,207          22,218
9/30/01          15,260          16,315          13,703          15,904
9/30/02          13,104          12,973          10,618          12,801
9/30/03          15,324          16,138          13,369          16,019
9/30/04          18,053          18,376          14,373          18,246
9/30/05          22,435          20,627          16,041          20,848
9/30/06          23,214          22,853          17,009          22,984




                       AVERAGE ANNUAL TOTAL RETURN
                       ---------------------------
                                                       Since Inception
       1-Year          5-Year          10-Year             01/10/91
       ------          ------          -------             --------

        3.47%           8.76%           8.79%               13.62%

    Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F9> The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(2)<F10>  The Russell 1000 Index, a trademark of the Frank Russell
          Company, is the largest 1,000 companies of the 3,000 largest publicly traded companies in the United States equity market and includes income.

(3)<F11>  The S&P 500 Index consists of 500 stocks, mostly on the New
          York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index, which assumes reinvestment of dividends.


                              BRANDYWINE BLUE FUND
                             STATEMENT OF NET ASSETS
                               September 30, 2006
     Shares                                         Cost               Value
     ------                                         ----               -----
COMMON STOCKS - 96.9% (A)<F13>

CONSUMER DISCRETIONARY
                 APPAREL RETAIL - 4.4%
   2,922,400     TJX Companies, Inc.          $   77,245,972     $   81,914,872

                 APPAREL, ACCESSORIES, & LUXURY GOODS - 3.2%
   1,703,700     Coach, Inc.*<F12>                49,332,673         58,607,280

                 BROADCASTING & CABLE TV - 4.9%
   2,447,600     Comcast Corp.*<F12>              78,351,427         90,194,060

                 COMPUTER & ELECTRONICS RETAIL - 3.9%
   1,350,900     Best Buy Co., Inc.               63,236,327         72,354,204

                 DEPARTMENT STORES - 3.8%
     518,500     J.C. Penney Company, Inc.        33,166,182         35,460,215
     532,330     Kohl's Corp.*<F12>               28,315,074         34,558,864

                 MOVIES & ENTERTAINMENT - 2.3%
   1,374,000     The Walt Disney Co.              41,186,001         42,470,340

                 RESTAURANTS - 1.9%
   1,049,800     Starbucks Corp.*<F12>            35,240,576         35,745,690
                                              --------------     --------------
                 TOTAL CONSUMER DISCRETIONARY    406,074,232        451,305,525

                 THIS SECTOR IS 11.1% ABOVE YOUR FUND'S COST.
ENERGY
                 OIL & GAS EQUIPMENT & SERVICES - 6.3%
     876,000     Baker Hughes Inc.                65,169,680         59,743,200
   1,391,700     Weatherford International
                   Ltd.*<F12>                     34,001,692         58,061,724
                                              --------------     --------------
                 TOTAL ENERGY                     99,171,372        117,804,924

                 THIS SECTOR IS 18.8% ABOVE YOUR FUND'S COST.

FINANCIALS
                 ASSET MANAGEMENT & CUSTODY BANKS - 3.3%
   1,724,300     Bank of New York Company,
                   Inc.                           61,058,423         60,798,818
                                              --------------     --------------
                 TOTAL FINANCIALS                 61,058,423         60,798,818

                 THIS SECTOR IS 0.4% BELOW YOUR FUND'S COST.

HEALTH CARE
                 HEALTH CARE EQUIPMENT - 5.8%
   1,083,200     Baxter International Inc.        48,620,213         49,242,272
     954,800     St. Jude Medical, Inc.*<F12>     34,779,897         33,694,892
     472,200     Varian Medical Systems,
                   Inc.*<F12>                     24,237,678         25,210,758

                 HEALTH CARE SERVICES - 5.9%
     602,100     DaVita, Inc.*<F12>               35,278,604         34,843,527
     490,900     Express Scripts, Inc.*<F12>      34,967,230         37,058,041
     618,500     Medco Health Solutions,
                   Inc.*<F12>                     34,742,735         37,178,035

                 LIFE SCIENCES TOOLS & SERVICES - 4.4%
   1,043,700     Fisher Scientific
                   International Inc.*<F12>       66,200,701         81,659,088

                 PHARMACEUTICALS - 2.5%
     925,200     Forest Laboratories,
                   Inc.*<F12>                     45,810,401         46,824,372
                                              --------------     --------------
                 TOTAL HEALTH CARE               324,637,459        345,710,985

                 THIS SECTOR IS 6.5% ABOVE YOUR FUND'S COST.

INDUSTRIALS
                 AEROSPACE & DEFENSE - 9.7%
   1,001,800     General Dynamics Corp.           62,539,592         71,799,006
     677,700     Precision Castparts Corp.        36,367,821         42,803,532
   1,196,500     Rockwell Collins, Inc.           62,102,127         65,616,060

                 ELECTRICAL COMPONENTS & EQUIPMENT - 2.6%
     581,200     Emerson Electric Co.             46,482,245         48,739,432

                 INDUSTRIAL MACHINERY - 2.2%
     858,900     Dover Corp.                      37,470,313         40,746,216
                                              --------------     --------------
                 TOTAL INDUSTRIALS               244,962,098        269,704,246

                 THIS SECTOR IS 10.1% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY
                 APPLICATION SOFTWARE - 0.3%
     135,900     Autodesk, Inc.*<F12>              4,714,908          4,726,602

                 COMMUNICATIONS EQUIPMENT - 1.0%
     800,700     Corning Inc.*<F12>               19,219,959         19,545,087

                 COMPUTER HARDWARE - 6.5%
     428,700     Apple Computer, Inc.*<F12>       32,959,257         33,022,761
   2,374,500     Hewlett-Packard Co.              74,588,030         87,120,405

                 DATA PROCESSING & OUTSOURCED SERVICES - 1.9%
     976,700     Fidelity National Information
                   Services, Inc.                 36,893,448         36,137,900

                 ELECTRONIC MANUFACTURING SERVICES - 2.6%
   3,808,400     Flextronics International
                   Ltd.*<F12>                     43,367,774         48,138,176

                 IT CONSULTING & OTHER SERVICES - 1.2%
     701,000     Accenture Ltd.                   21,014,213         22,228,710

                 SEMICONDUCTOR EQUIPMENT - 1.5%
     779,900     MEMC Electronic Materials,
                   Inc.*<F12>                     24,571,646         28,567,737

                 SEMICONDUCTORS - 1.8%
   1,121,100     NVIDIA Corp.*<F12>               32,598,376         33,173,349
                                              --------------     --------------
                 TOTAL INFORMATION TECHNOLOGY    289,927,611        312,660,727

                 THIS SECTOR IS 7.8% ABOVE YOUR FUND'S COST.

MATERIALS
                 DIVERSIFIED METALS & MINING - 2.7%
     582,600     Phelps Dodge Corp.               52,127,793         49,346,220

                 STEEL - 2.2%
     664,800     Allegheny Technologies,
                   Inc.                           41,519,440         41,343,912
                                              --------------     --------------
                 TOTAL MATERIALS                  93,647,233         90,690,132

                 THIS SECTOR IS 3.2% BELOW YOUR FUND'S COST.

TELECOMMUNICATION SERVICES
                 WIRELESS TELECOMMUNICATION SERVICES - 2.7%
     818,100     NII Holdings Inc.*<F12>          46,167,332         50,853,096
                                              --------------     --------------
                 TOTAL TELECOMMUNICATION
                   SERVICES                       46,167,332         50,853,096

                 THIS SECTOR IS 10.1% ABOVE YOUR FUND'S COST.

UTILITIES
                 ELECTRIC UTILITIES - 5.4%
     562,200     Entergy Corp.                    43,688,506         43,980,906
     923,900     Exelon Corp.                     51,814,257         55,932,906
                                              --------------     --------------
                 TOTAL UTITITIES                  95,502,763         99,913,812

                 THIS SECTOR IS 4.6% ABOVE YOUR FUND'S COST.

                 Total common stocks           1,661,148,523      1,799,442,265

    PRINCIPAL
     AMOUNT
     ------
SHORT-TERM INVESTMENTS - 3.6% (A)<F13>

                 COMMERCIAL PAPER - 3.5%
 $55,000,000     Countrywide Financial Corp.,
                   due 10/02/06,
                   discounts of 5.30%-5.40%       54,991,819         54,991,819
  10,000,000     Countrywide Financial Corp.,
                   due 10/03/06, discount
                   of 5.30%                        9,997,056          9,997,056
                                              --------------     --------------
                 Total commercial paper           64,988,875         64,988,875

                 VARIABLE RATE DEMAND NOTE - 0.1%
   1,111,440     U.S. Bank, N.A., 5.07%            1,111,440          1,111,440
                                              --------------     --------------
                 Total short-term
                   investments                    66,100,315         66,100,315
                                              --------------     --------------
                 Total investments            $1,727,248,838      1,865,542,580
                                              --------------
                                              --------------
                 Liabilities, less cash and
                   receivables (0.5%) (a)<F13>                       (9,046,896)
                                                                 --------------
                     NET ASSETS                                  $1,856,495,684
                                                                 --------------
                                                                 --------------
                 Net Asset Value Per Share
                 ($0.01 par value, 100,000,000
                 shares authorized), offering
                 and redemption price
                 ($1,856,495,684 / 59,589,825
                 shares outstanding)                                     $31.15
                                                                         ------
                                                                         ------
*<F12>       Non-dividend paying security.
(a)<F13>     Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

                              BRANDYWINE BLUE FUND
                             STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 2006

INCOME:
     Dividends                                               $13,750,025
     Interest                                                  2,936,957
                                                             -----------
          Total income                                        16,686,982
                                                             -----------
EXPENSES:
     Management fees                                          15,353,283
     Transfer agent fees                                         767,009
     Printing and postage expense                                311,626
     Administrative and accounting services                      147,187
     Registration fees                                           126,196
     Custodian fees                                               91,920
     Professional fees                                            66,016
     Board of Directors fees and expenses                         35,386
     Insurance expense                                            25,301
     Other expenses                                                8,539
                                                             -----------
          Total expenses                                      16,932,463
                                                             -----------
NET INVESTMENT LOSS                                             (245,481)
                                                             -----------
NET REALIZED GAIN ON INVESTMENTS                              63,165,548
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS        (6,301,103)
                                                             -----------
NET GAIN ON INVESTMENTS                                       56,864,445
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $56,618,964
                                                             -----------
                                                             -----------

                       STATEMENTS OF CHANGES IN NET ASSETS
                 For the Years Ended September 30, 2006 and 2005

                                                 2006                    2005
                                                 ----                    ----
OPERATIONS:
     Net investment loss                   $     (245,481)       $   (1,265,431)
     Net realized gain on investments          63,165,548            67,387,191
     Net (decrease) increase in
       unrealized appreciation on
       investments                             (6,301,103)          108,286,530
                                           --------------        --------------
          Net increase in net assets
            resulting from operations          56,618,964           174,408,290
                                           --------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net realized
       gains ($1.13878 per share)             (46,370,407)                   --
                                           --------------        --------------
FUND SHARE ACTIVITIES:
     Proceeds from shares issued
       (28,256,976 and 22,380,835 shares,
       respectively)                          862,455,609           642,136,150
     Net asset value of shares issued
       in distributions reinvested
       (1,398,550 shares)                      38,795,788                    --
     Cost of shares redeemed (9,349,252
       and 4,180,668 shares, respectively)   (285,940,533)         (117,123,835)
                                           --------------        --------------
          Net increase in net assets
            derived from Fund share
            activities                        615,310,864           525,012,315
                                           --------------        --------------
          TOTAL INCREASE                      625,559,421           699,420,605

NET ASSETS AT THE BEGINNING OF THE YEAR     1,230,936,263           531,515,658
                                           --------------        --------------
NET ASSETS AT THE END OF THE YEAR          $1,856,495,684        $1,230,936,263
     (Includes accumulated net             --------------        --------------
     investment loss of $0 and $173,297,   --------------        --------------
     respectively)

   The accompanying notes to financial statements are an integral part of these statements.

                              BRANDYWINE BLUE FUND
                              FINANCIAL HIGHLIGHTS
   (Selected data for each share of the Fund outstanding throughout each year)


                                                                           Years Ended September 30,
                                                  ----------------------------------------------------------------------------
                                                  2006             2005              2004              2003               2002
                                                  ----             ----              ----              ----               ----
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year               $31.33            $25.21            $21.40            $18.30            $21.31

Income from investment operations:
     Net investment loss(1)<F14>                  (0.00)*<F15>      (0.04)            (0.08)            (0.08)            (0.05)
     Net realized and unrealized gains
       (losses) on investments                     0.96              6.16              3.89              3.18             (2.96)
                                                 ------            ------            ------            ------            ------
Total from investment operations                   0.96              6.12              3.81              3.10             (3.01)

Less distributions:
     Dividend from net investment income             --                --                --                --                --
     Distributions from net realized gains        (1.14)               --                --                --                --
                                                 ------            ------            ------            ------            ------
Total from distributions                          (1.14)               --                --                --                --
                                                 ------            ------            ------            ------            ------
Net asset value, end of year                     $31.15            $31.33            $25.21            $21.40            $18.30
                                                 ------            ------            ------            ------            ------
                                                 ------            ------            ------            ------            ------
TOTAL RETURN                                       3.47%            24.28%            17.80%            16.94%           (14.12%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)          1,856,496         1,230,936           531,516           312,726           217,738
Ratio of expenses to average net assets            1.10%             1.12%             1.13%             1.14%             1.13%
Ratio of net investment loss
  to average net assets                           (0.02%)           (0.13%)           (0.32%)           (0.41%)           (0.26%)
Portfolio turnover rate                           207.0%            180.5%            247.4%            300.0%            310.7%


(1)<F14>     Net investment loss per share was calculated using average shares outstanding.
*<F15>       Amount less than $0.005 per share.

    The accompanying notes to financial statements are an integral part of this statement.

                              THE BRANDYWINE FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2006

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Brandywine Fund") and Brandywine Blue Fund (the "Blue Fund," one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the "Brandywine Funds" or the "Funds"). Each Fund is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Funds record changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Investment Company Act. Accordingly, certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

          In September 2006, the Financial Accounting Standards Board issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Funds.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

          On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements, but does not anticipate that FIN 48 will have a material impact on the Funds' financial statements.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

     Each Fund has a management agreement with Friess Asso-ciates, LLC (the "Adviser"), with whom certain Officers and Directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund. Also, the Adviser is reimbursed for administrative services rendered to each Fund by a consultant paid by the Adviser.

     The Adviser entered into sub-advisory agreements with its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of each of the Funds. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the Funds. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Funds pay to the Adviser.

     The Brandywine Fund, Inc. and Brandwine Blue Fund, Inc. pay each of the six independent directors annual fees of $20,000 and $7,500, respectively, reinvested in shares of each Fund. The lead independent director and chairman of the audit committee are paid an additional $5,000 and $2,500 annually, respectively, reinvested in shares of the Funds, divided proportionately among all the Funds. The Funds also reimburse directors for travel costs incurred in order to attend meetings of the Board of Directors. For the year ended September 30, 2006, the Funds expensed the following directors fees and costs:

                                              Brandywine              Blue
                                                 Fund                 Fund
                                                 ----                 ----
     Directors Fees and Travel Costs Paid
      during the Period                         $81,002             $35,386

     In the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(3)  CREDIT AGREEMENT

     U.S. Bank, N.A. has made available to each Fund a credit facility pursuant to Credit Agreements effective July 22, 2004, for the purpose of having cash available to cover incoming redemptions. The Brandywine Fund has a $50,000,000 credit facility and the Blue Fund has a $10,000,000 credit facility. Principal and interest of such loan under the Credit Agreements are due not more than 31 days after the date of the loan. Amounts under the credit facilities bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Advances will be collateralized by securities owned by the respective Fund. During the year ended September 30, 2006, neither Fund borrowed against their Agreement. The Credit Agreements expire on December 18, 2006.

(4)  DISTRIBUTIONS TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually. The Board of Directors has approved a distribution of net realized gains on October 26, 2006 for the Brandywine Fund and Blue Fund to shareholders of record on October 25, 2006. These distributions, which are subject to change, are expected to be $8,419,328 and $48,228,743, respectively from net long-term gains and $14,618,964 from net short-term capital gains for the Blue Fund only.

(5)  INVESTMENT TRANSACTIONS AND RELATED COSTS

     For the year ended September 30, 2006, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Funds were as follows:

                                                                SALE               TRANSACTION       RATIO OF COST TO
                                      PURCHASES               PROCEEDS                COST          AVERAGE NET ASSETS
                                      ---------               --------                ----          ------------------
     Brandywine Fund               $7,962,640,187          $7,959,411,847          $18,615,489             0.45%
     Blue Fund                      3,616,096,024           3,048,908,633            6,758,028             0.44%


     Transaction cost represents the total commissions paid by each Fund on its respective purchases and sales of investment securities. These costs are added to the cost basis of the securities purchased and are deducted from the proceeds of securities sold, thereby reducing the realized gains or increasing the realized losses upon the sale of the securities.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of September 30, 2006, liabilities of each Fund included the following:

                                                                 Brandywine                   Blue
                                                                    Fund                      Fund
                                                                    ----                      ----
     Payable to brokers for investments purchased               $92,129,443               $45,216,375
     Payable to Adviser for management fees                       3,316,940                 1,472,202
     Due to custodian                                               600,533                        --
     Payable to shareholders for redemptions                         15,475                   279,860
     Other liabilities                                              620,021                   306,929

(7)  SOURCES OF NET ASSETS

     As of September 30, 2006, the sources of net assets were as follows:

                                                              Brandywine                     Blue
                                                                 Fund                        Fund
                                                                 ----                        ----
     Fund shares issued and outstanding                      $3,658,266,350            $1,655,456,506
     Net unrealized appreciation on investments                 404,906,452               138,293,742
     Accumulated net realized gains                               3,119,565                62,745,436
                                                             --------------            --------------
                                                             $4,066,292,367            $1,856,495,684
                                                             --------------            --------------
                                                             --------------            --------------


(8)  INCOME TAX INFORMATION

     The following information for the Funds is presented on an income tax basis as of September 30, 2006:


                                                  GROSS                GROSS        NET UNREALIZED    DISTRIBUTABLE  DISTRIBUTABLE
                             COST OF            UNREALIZED          UNREALIZED       APPRECIATION      ORDINARY       LONG-TERM
                            INVESTMENTS         APPRECIATION       DEPRECIATION     ON INVESTMENTS      INCOME      CAPITAL GAINS
                            -----------         ------------       ------------     --------------      ------      -------------
     Brandywine Fund      $3,699,932,056        $465,411,251        $65,804,562     $399,606,689     $        --      $ 8,419,328
     Blue Fund             1,727,351,110         151,320,166         13,128,696      138,191,470      14,618,964      $48,228,743


     The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the years ended September 30, 2006 and 2005, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations as of September 30, 2006, and tax basis post-October losses as of September 30, 2006, which are not recognized for tax purposes until the first day of the following fiscal year are:


                                                  SEPTEMBER 30, 2006                                      SEPTEMBER 30, 2005
                            --------------------------------------------------------------------    -------------------------------
                               ORDINARY          LONG-TERM          NET CAPITAL                       ORDINARY          LONG-TERM
                                INCOME         CAPITAL GAINS          LOSS          POST-OCTOBER       INCOME         CAPITAL GAINS
                            DISTRIBUTIONS      DISTRIBUTIONS       CARRYOVERS          LOSSES       DISTRIBUTIONS     DISTRIBUTIONS
                            -------------      -------------       ----------          ------       -------------     -------------
     Brandywine Fund        $        --         $        --       $       --        $       --       $       --        $      --
     Blue Fund               35,062,637          11,307,770       $       --        $       --       $       --        $      --


     The Brandywine Fund has utilized $324,643,003 of its capital loss carryovers during the year ended September 30, 2006.

     For corporate shareholders in the Blue Fund, the percentage of dividend income distributed for the year ended September 30, 2006, which is designated as qualifying for the dividends received deduction is 18% (unaudited).

     For the shareholders in the Blue Fund, the percentage of dividend income distributed for the year ended September 30, 2006, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 is 18% (unaudited).

     Since there were no ordinary distributions paid for the Brandywine Fund for the year ended September 30, 2006, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 (unaudited).

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF BRANDYWINE FUND, INC. AND BRANDYWINE BLUE FUND

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Fund, Inc. and Brandywine Blue Fund (a series of the Brandywine Blue Fund, Inc.) (the "Funds") at September 30, 2006, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
October 13, 2006

                                 COST DISCUSSION

     Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. Brandywine and Brandywine Blue do not have 12b-1 distribution fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Brandywine Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Funds. To determine your total costs of investing in the Funds, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example below.

     The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 through September 30, 2006.

ACTUAL EXPENSES

     The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While the Brandywine Funds currently do not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


                                               BEGINNING                  ENDING
                                                ACCOUNT                  ACCOUNT               EXPENSES PAID
                                                 VALUE                    VALUE             DURING PERIOD*<F16>
                                                4/01/06                  9/30/06               4/01/06-9/30/06
                                                -------                  -------               ---------------
Brandywine Actual $1,000                      $1,000.00                 $  949.70                    $5.28
Hypothetical (5% return before
  expenses)                                   $1,000.00                 $1,019.70                    $5.47
Brandywine Blue Actual $1,000                 $1,000.00                 $  978.90                    $5.45
Hypothetical (5% return before
  expenses)                                   $1,000.00                 $1,019.60                    $5.57


*<F16> Expenses are equal to the Funds' annualized expense ratios of 1.08% and 1.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2006 and September 30, 2006).

    ADDITIONAL DIRECTOR INFORMATION, PROXY VOTING POLICYAND QUARTERLY PORTFOLIO
                                    SCHEDULES

     For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ending June 30, 2006 is available on the Funds' website at http://www.brandywinefunds.com or the website of the Commission. The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                             Position, Term of Office
                             and Length of Time Served
                             and Number of
                             Portfolios in Fund
                             Complex Overseen by        Principal Occupation                              Other Directorships Held
Name, Age, Address           Director or Officer        During Past Five Years                            by Director or Officer
------------------           -------------------        ----------------------                            ----------------------

Robert F. Birch, 70          Director                   Mr. Birch has been President and                  Hyperion Funds (5
8 Knollwood Drive            Indefinite Term since      Director of the New America High                  portfolios), New America
Dover, MA 02030              October, 2001              Income Fund since 1992, a high-                   High Income Fund
                             3 Portfolios               yield bond fund traded on the New
                                                        York Stock Exchange.

C. Quentin S. Jackson, 62    Lead Independent           Mr. Jackson was the President and                 None
54 Goldenrod Court,          Director                   Chief Executive Officer of Nuclear
Kiawah Island, SC 29455      Indefinite Term since      Electric Insurance Ltd.,
                             October, 2001              a multibillion-dollar company
                             3 Portfolios               mutually owned by energy companies.

Stuart A. McFarland, 59      Director                   Mr. McFarland is Chairman at Federal              Hyperion Funds
c/o Federal City Bancorp     Indefinite Term since      City Bancorp, Inc. Holding Company                (5 portfolios),
Holding Company for          October, 2001 Audit        for American Partners Bank. From                  Newcastle Investment
American Partners Bank       Committee Chairman,        1999 until 2002, he served as President           Corporation
6903 Rockledge Drive         June 2004                  and Chief Executive of Pedestal Inc.
Suite 525                    3 Portfolios               Mr. McFarland also served as Chief
Bethesda, MD 20817                                      Financial Officer of Fannie Mae, and an officer
                                                        of G.E. Capital.

W. Richard Scarlett III, 67  Director                   Mr. Scarlett is Chairman and                      United Bancorporation of
c/o United Bancorporation    Indefinite Term since      Chief Executive Officer of United                 Wyoming, Inc.
of Wyoming, Inc.             October, 2001              Bancorporation of Wyoming, Inc.,
50 Buffalo Way               3 Portfolios               having been with the Bank since 1981.
Jackson, WY 83001

Thomas D. Wren, 54           Director                   Mr. Wren was the Treasurer                        ACM Financial Trust, Inc.
540 Way Road                 Indefinite Term since      of MBNA Corporation and its
Wilmington, DE 19807         June, 2006                 MBNA America Bank, N.A.
                             3 Portfolios               subsidiary from 1995 to 2006.
                                                        Serves on the Board of ACM Financial Trust, Inc.

James W. Zug, 66             Director                   Mr. Zug is a retired Partner of                   Allianz Funds
5 Radnor Corporate Center,   Indefinite Term since      PricewaterhouseCoopers LLP. He                    (32 portfolios),
Suite 520                    October, 2001              was employed with PricewaterhouseCoopers          Amkor Technology, Inc.
100 Matsonford Road          3 Portfolios               and its predecessors                              and Teleflex Inc.
Radnor, PA 19087                                        from 1964 until 2000.

"Interested Persons" of the Funds*<F17>

William F.                   Director                   Mr. D'Alonzo joined Friess                        None
  D'Alonzo*<F17>, 51         Indefinite Term since      Associates in 1981 as part of the
c/o Friess Associates        October, 2001              research team, became Chief
3711 Kennett Pike            President since 2003       Investment Officer in 1997 and
Greenville, DE 19807         Chairman since 2004        Chief Executive Officer in 2002.
                             3 Portfolios

Foster S. Friess*<F17>, 66   Director                   Mr. Friess founded Friess                         None
c/o Friess Associates        Indefinite Term since      Associates in 1974 with his wife,
115 East Snow King Avenue    October, 1985              Lynnette E. Friess. He serves as Founder
Jackson, WY 83001            3 Portfolios               Chairman of the Friess Companies.

Lynda J.                     Vice President since 1998  Ms. Campbell joined Friess Associates             None
  Campbell*<F17>, 60         Secretary since 1990       in 1985, the year of Brandywine
c/o Friess Associates        3 Portfolios               Fund's inception.
3711 Kennett Pike                                       Ms. Campbell is currently Chief
Greenville, DE 19807                                    Administrative Officer of the
                                                        Friess Companies.

Christopher G.               Vice President since 2002  Mr. Long joined Friess Associates in               None
Long*<F17>, 40               Treasurer since 2003       1996, and became Chief Operating
c/o Friess Associates        3 Portfolios               Officer of the Friess Companies
3711 Kennett Pike                                       in 2001.
Greenville, DE 19807

David D. Marky*<F17>, 41     Vice President since 2002  Mr. Marky joined Friess Associates                 None
c/o Friess Associates        Chief Compliance Officer   in 2000, following 13 years with
3711 Kennett Pike            since 2004                 PFPC, Inc. He currently serves as
Greenville, DE 19807         3 Portfolios               Chief Compliance Officer for the
                                                        Friess Companies and the
                                                        Brandywine Funds.

Paul R.
  Robinson*<F17>, 83         Vice President since       Mr. Robinson has been a consultant                None
c/o Friess Associates        1990                       to Friess Associates, LLC since
3711 Kennett Pike            3 Portfolios               June 1985, just six months before
Greenville, DE 19807                                    Brandywine Fund's launch.


  For additional information about the Directors and Officers, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge.

*<F17>    Messrs. D'Alonzo, Friess, Long, Marky and Robinson and Ms.
          Campbell are "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940 by reason of their being officers of the Funds and employees of Friess Associates, LLC.

Brandywine Fund generated the sixth-highest average annual total return among "all-size-company FUNDS" OVER THE PAST 20 YEARS, outpacing the category average by 1.7 percentage points each year on average. The category consisted of 379 equity funds of various investment styles that invest in stocks free from market-capitalization constraints.

          Kiplinger's Personal Finance, "And the Winners are...," September 2006

CAPITAL GAINS UPDATE...

     The Brandywine Funds will make October capital gains distributions. The distributions are based on gains realized during the fiscal year ended September 30, and will be made October 26 to shareholders of record as of October 25.

     For Brandywine, gains to be distributed total approximately $0.07 per share, with the full amount representing long-term gains. Brandywine Blue will distribute gains totaling approximately $1.05 per share, including $0.80 in long-term gains and $0.25 in short-term gains.

     Other than shareholders investing through IRAs and other tax-advantaged accounts, the distribution will be taxable to anyone owning shares on the October 25 record date. Please consult your tax adviser if you have questions on how the distribution affects your personal tax situation.

IRA INVESTORS...

     For IRA shareholders, the annual $15 maintenance fee is due on November 3, 2006. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date, or if you'd prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.

                       P.O. Box 4166, Greenville, DE 19807
           (800) 656-3017     www.brandywinefunds.com     bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Registered Public Accounting Firm: PRICEWATERHOUSECOOPERS LLP Legal Counsel: FOLEY & LARDNER LLP

OFFICERS:Foster Friess, Founder; William D'Alonzo, Chairman and President; Lynda
   Campbell, Vice President and Secretary; Christopher Long, Vice President and Treasurer; David Marky, Chief Compliance Officer, Vice President and Assistant
                  Secretary; and Paul Robinson, Vice President

   Report Editor: Chris Aregood     Report Staff: Rebecca Buswell, David Marky,
                                   Adam Rieger

                            BRANDYWINE ADVISORS FUND

MANAGED BY FRIESS ASSOCIATES, LLC        ANNUAL REPORT       SEPTEMBER 30, 2006

DEAR FELLOW SHAREHOLDERS:

     Economic uncertainty dominated the market mindset in the September quarter. Investors favored value characteristics over growth profiles and dividend payouts over earnings gains, showing an affinity for companies generally believed to be more conservative investments. Companies on the economy's leading edge apparently held less appeal.

     Brandywine Advisors Fund retraced 0.37 percent in the September quarter, compared to returns in the Russell Midcap Growth, Russell Midcap and S&P 500 Indexes of 0.89, 2.11 and 5.67 percent.

Statistics compiled by Morningstar showed that stocks categorized by the investment styles value, core and growth performed in just that order, with value stocks leading the way by a wide margin. The trend held true in every market-cap category.

     At the same time, growing investor interest in dividends was evident in major benchmarks. Component companies that occupied the top 20 percent in terms of dividend yield led performance in the quarter and in the first nine months of 2006 for the S&P 500 Index. Most of the rapidly growing companies the Fund holds reinvest earnings back into their businesses and, as a result, don't pay dividends.

     Nine out of 10 current Fund holdings met or exceeded Wall Street earnings expectations in their most recent quarter, but actual earnings results held little sway in the September quarter. According to Prudential Equity, component companies with long-term earnings growth rates of 20 percent or more were the worst performers within the Russell Midcap Growth and Russell Midcap Indexes.

     While investors generally favored companies that don't fit our style, Brandywine Advisors also held companies that seem to run counter to the market's changing take on the economy. After boosting performance for much of the past two years and as recently as the March quarter this year, holdings from the industrial, energy and raw materials sectors weighed on results the past two quarters in a row. Investors generally perceive companies from these areas to be sensitive to economic shifts, making them hesitant to reward individual-company earnings gains amid concerns about slowing growth.

     Nevertheless, we continue to dedicate considerable assets to industrial companies. Aerospace-related companies represent the largest concentration of our exposure to the sector, and the projects that drive their visible earnings prospects involve long lead times. On average, the industrial companies held in Brandywine Advisors are expected to grow earnings 18 percent over the next 12 months.

     While we hold much fewer companies from the energy and materials sectors, the same basic reasoning holds true. Companies that provide equipment and services to energy producers, which comprise our largest concentration within the energy sector, shouldn't suddenly see their fortunes evaporate with a fall in the price of oil to $60 or even $50 a barrel. The projects they participate in are measured in years. The metals makers we hold benefit from demand driven by the aerospace cycle, another persistent trend.

     Given rising concerns that the economy could be at a crossroad, we've seen signs of diverging investor attitudes. Technology stock performance in the September quarter reflected confidence in business spending, while similar strength in health-care shares hinted at a more defensive posture. Brandywine Advisors holds companies from both sectors, though the reasons why are more developed.

                                         BRANDYWINE ADVISORS
     CUMULATIVE TOTAL RETURN                  % CHANGE
     -----------------------                  --------
     Quarter                                   -0.37
     One Year                                  -1.10
     Five Years                                45.74
     Inception - 10/31/00                      15.98

     Annualized Total Return
     ------------------------
     Five Years                                 7.82
     Inception - 10/31/00                       2.54

Performance data quoted represent past performance; past performance does not
-----------------------------------------------------------------------------
guarantee future results. The investment return and principal value of an
-------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

     We're optimistic about business spending, especially as it relates to productivity enhancement. Corporate cash balances remain well above historical norms, but the dramatic growth in cash balances that began in 2002 is beginning to reverse. Along with share repurchases, dividend increases and cash-funded acquisitions, companies are investing in efficiency and expansion.

     Spending on high-tech equipment has been running at an annualized rate of more than 15 percent since the beginning of 2005. Outlays for new equipment and software have been growing nearly 10 percent. With evidence of these trends bolstering their earnings prospects, communications equipment makers and software companies represent our biggest commitments within the tech sector.

     Trimble Navigation (page 3) offers an array of technologies that allow commercial customers in agriculture, construction and other markets to optimize their resource usage by automating everything from fertilizer application to construction site excavation through the Global Positioning System.

     Technology holdings, which represented the Fund's largest percentage of assets, contributed most to performance. Top contributors included Flextronics International, Harris and Ingram Micro.

     In health care, which accounted for the second greatest performance contribution, DaVita, Fisher Scientific International and Express Scripts were notable positive influences. Equipment makers account for the largest percentage of assets dedicated to the health-care sector, with company-specific reasoning behind each holding.

     For example, Varian Medical (page 3) continues to take market share in the radiation arena because of superior technology. Its image-guided radiation therapy equipment delivers radiation with greater precision than traditional methods, improving cancer cell eradication while reducing healthy tissue damage.

     For more information on the holdings that influenced September-quarter performance the most, please see Roses & Thorns on page 6.

     As usual, consumer spending power is hard to gauge. News proclaiming the residential housing boom's end is inescapable, with homebuilders issuing profit warnings, existing home sales falling for five consecutive months and the median home price dropping for the first time in 11 years. Foreclosures are rising, and Freddie Mac predicts cash-out refinancing activity will plummet by almost 40 percent next year. Meanwhile, the price of a gallon of regular gasoline is down more than 20 percent since the first week of August, which frees up an estimated $250 million a day for consumers to spend elsewhere.

                GAS TANK - RETAIL PRICES FALL 22% IN SEVEN WEEKS

                         5-08-06               2.91
                         5-15-06               2.95
                         5-22-06               2.89
                         5-29-06               2.87
                         6-05-06               2.89
                         6-12-06               2.91
                         6-19-06               2.87
                         6-26-06               2.87
                         7-03-06               2.93
                         7-10-06               2.97
                         7-17-06               2.99
                         7-24-06               3.00
                         7-31-06               3.00
                         8-07-06               3.04
                         8-14-06               3.00
                         8-21-06               2.92
                         8-28-06               2.85
                         9-04-06               2.73
                         9-11-06               2.62
                         9-18-06               2.50
                         9-25-06               2.38

     We continue to be selective regarding companies sensitive to consumer spending. Companies from the health-care, technology and industrial sectors account for the portfolio's largest percentages of assets.

     The market has been choppy so far this year and, even though its mood has been changing from quarter to quarter, we don't currently see anything in the environment that challenges our confidence in the companies we hold. We hold companies from a variety of fields that, we believe, together represent one of the strongest collections of earnings growth available at reasonable prices.

     Consistently employing our strategy means weathering periods in which factors other than individual-company fundamentals move the market. Still, our decades of experience show there's no better gauge of a company's ultimate share-price direction than its earnings.

     Recent market moves stem from sweeping assumptions made about the broad economy. Going forward, however, bottom-up details should matter more and more. We're confident that individual companies that prove they can thrive within, or even in spite of, the changing economic backdrop should inevitably attract the rewards they deserve.

/s/Bill D'Alonzo
Bill D'Alonzo
Brandywine Funds President     October 13, 2006

TRIMBLE NAVIGATION LTD., TRMB

     With as many as 10 big spraying booms operating at once, simply steering a commercial tractor around a tree or other obstacle can mean reapplying fertilizer to an already treated area, wasting costly chemicals and threatening crops. A new Trimble Navigation product not only automates application, but also maximizes land utilization, saves fuel and enables usage day or night by controlling the tractor based on a farm field's topography.

     Nasdaq-listed Trimble Navigation Ltd. offers innovative ways to use Global Positioning System (GPS), laser and other positioning technologies in commercial settings. The company boasts a line of more than 300 products with applications in agriculture, construction, law enforcement, mapping, the military, mining and surveying. Revenue reached $846 million in the 12 months through June. The company has no long-term debt.

     Trimble grew June-quarter earnings 34 percent, topping estimates by 13 percent. The company exceeded earnings estimates in each quarter over the past two-and-a-half years. Quarterly revenues grew 20 percent from the year-ago period, with strong contributions from higher-margin segments such as agriculture, geographical information and construction. In the 12 months through June, Trimble hit a nine-year high for free cash flow, or cash coming in net of capital expenditures.

     Your team spoke with Chief Financial Officer Rajat Bahri about various ways in which Trimble products perform tasks more effectively than human operators. The company offers connected construction site systems, which can precisely steer, for example, a bulldozer in real-time through GPS systems linked to on-site surveying equipment, while tracking the location and utilization of all equipment at the site.

     Wall Street predicts Trimble will grow earnings 37 percent this year. Your team bought Trimble at about 21 times current earnings estimates for the 12 months through June 2007.

VARIAN MEDICAL SYSTEMS, INC., VAR

     About one out of two American men will develop cancer in their lifetimes, according to the American Cancer Society. For women, it's about one out of three. With 77 percent of these diagnoses taking place after age 55, Varian Medical Systems offers the baby boom population a beam of hope in the fight against this disease.

     NYSE-listed Varian holds about 60 percent of the global market for intensity-modulated radiation therapy (IMRT) and its next generation application, image-guided radiation therapy (IGRT). Both technologies deliver radiation therapy with greater precision and accuracy than traditional methods, increasing the likelihood of eradicating cancerous cells and reducing damage to healthy tissue. Varian also makes X-ray tubes, flat-panel digital imaging products, and scanning machines for airport and shipping security.

     June-quarter earnings grew 24 percent, topping consensus estimates. Overall revenues grew 14 percent to $396 million as leading cancer treatment clinics and university research hospitals adopted Varian's IGRT technology. X-ray product revenue grew 15 percent in the quarter, while orders in the security and inspection business almost doubled, reflecting growing homeland security demand for cargo screening.

     IGRT improves upon IMRT by using real-time imaging to address the problem of tumors moving during treatment due to patient positioning or normal internal organ action. Your team spoke with Chief Financial Officer Elisha Finney about how the enhanced accuracy provided by IGRT now allows surgeons to destroy cancer without invasive surgery, opening the door for its use in treating more types of the disease at earlier stages. Neurosurgeons have adopted it for some applications.

     Wall Street expects Varian to grow earnings 19 percent in the fiscal year ended this September, followed by 14 percent growth next fiscal year.

                                 COST DISCUSSION

     Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Brandywine Advisors Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

     The example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 through September 30, 2006.

ACTUAL EXPENSES

     The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While Brandywine Advisors currently does not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


                                                   BEGINNING            ENDING
                                                    ACCOUNT             ACCOUNT           EXPENSES PAID
                                                     VALUE               VALUE          DURING PERIOD*<F18>
                                                    4/01/06             9/30/06          4/01/06-9/30/06
                                                    -------             -------          ---------------
Brandywine Advisors Actual                         $1,000.00           $  936.60               $5.63
Hypothetical (5% return before expenses)           $1,000.00           $1,019.30               $5.87


*<F18> Expenses are equal to the Fund's annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2006 and September 30, 2006).

    ADDITIONAL DIRECTOR INFORMATION, PROXY VOTING POLICYAND QUARTERLY PORTFOLIO
                                    SCHEDULES

     For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (877) 636-6460 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2006 is available on the Fund's website at http://www.brandywinefunds.com or the website of the Commission. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Commission's website. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                            BRANDYWINE ADVISORS FUND

                PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

 1.     Fisher Scientific International Inc.               +54.3%
 2.     Precision Castparts Corp.                          +76.7%
 3.     Harris Corp.                                       +16.4%
 4.     McDermott International, Inc.                      +78.9%
 5.     DaVita, Inc.                                        +0.0%
 6.     IMS Health, Inc.                                    +5.4%
 7.     DENTSPLY International Inc.                         +2.5%
 8.     TJX Companies, Inc.                                 +8.3%
 9.     Ingram Micro Inc.                                   -3.9%
10.     Rockwell Collins,Inc.                               +0.5%

                                EARNINGS GROWTH
                    The Fund's Companies          19%
                    S&P 500                       14%

                    FORCASTED INCREASE IN EARNINGS PER SHARE
                                  2006 vs 2005

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. SEPTEMBER 30, 2006.

                      THE PORTFOLIO'S MARKET CAPITALIZATION

               SMALL CAP
                 below $2 billion                         1.6%

               CASH                                       3.7%

               LARGE CAP
                 $10 billion and over                     7.2%

               MID CAP
                 $2 billion to $10 billion               87.5%

                             TOP TEN INDUSTRY GROUPS

     Aerospace & Defense                                   10.5%
     Health Care Services                                   6.0%
     Health Care Equipment                                  5.4%
     Electronic Manufacturing Services                      5.3%
     Communications Equipment                               4.9%
     Life Sciences Tools & Services                         4.9%
     Semiconductors                                         4.8%
     Industrial Conglomerates                               4.2%
     Apparel Retail                                         4.1%
     Electrical Components & Equipment                      4.0%
     All Other Industry Groups                             42.2%
     Cash                                                   3.7%

                            BRANDYWINE ADVISORS FUND
                      SEPTEMBER QUARTER "ROSES AND THORNS"


                       $ GAIN
BIGGEST $ WINNERS   (IN THOUSANDS) % GAIN    REASON FOR MOVE
-----------------   -------------- ------    ---------------

DaVita, Inc.           $1,064      16.4      June-quarter earnings jumped 20
                                             percent, beating estimates by 11
                                             percent. Revenues grew 86 percent.
                                             The provider of dialysis service to
                                             patients with chronic kidney
                                             failure has been able to use
                                             predictably strong cash flow from
                                             operations to gain market share
                                             through acquisitions, while at the
                                             same time managing debt and
                                             expanding margins.

Flextronics
  International Ltd.     $809      19.0      The provider of contract
                                             manufacturing services to the
                                             electronics industry boasts a
                                             growing pipeline of new business
                                             wins from leading electronics
                                             companies. Earnings and revenue
                                             forecasts have been revised higher
                                             based on strong customer momentum
                                             and new outsourcing opportunities.
                                             Sales are expected to grow 22
                                             percent this year, following a
                                             lengthy period of relatively flat
                                             results.

Reynolds and
  Reynolds Co.           $751      28.8      The maker of office-management
                                             software grew June-quarter earnings
                                             26 percent, topping estimates by 10
                                             percent. Shares jumped when
                                             privately held Universal Computer
                                             Systems agreed to buy the company
                                             for $2.8 billion.

Harris Corp.             $630       7.1      The maker of communications devices
                                             used by the military grew
                                             June-quarter earnings 48 percent,
                                             beating estimates. Management
                                             increased its earnings guidance for
                                             the fiscal-year ending June 2007 by
                                             10 percent given contract wins for
                                             Harris' radio frequency
                                             communications division and a
                                             better-than-expected outlook for
                                             defense spending on tactical
                                             radios.

Fisher Scientific
  International Inc.     $623       6.6      Better profit margins on an
                                             increasing number of
                                             self-manufactured products and
                                             expansion into new markets fueled
                                             results. The laboratory equipment
                                             maker will merge with Thermo
                                             Electron later this year, and
                                             expectations are higher as a
                                             result. Fisher's consumable
                                             products such as lab disposables
                                             and reagent kits are a strategic
                                             counterpart to Thermo Electron's
                                             instrumentation products and
                                             services. The combined company also
                                             expects to realize substantial
                                             cost-related savings.


                      $ LOSS
BIGGEST $ LOSERS   (IN THOUSANDS) % LOSS     REASON FOR MOVE
----------------   -------------- -----      ---------------
Avaya Inc.               $981      20.9      Despite revenue growth above
                                             expectations, the maker of
                                             voice-over-Internet protocol (VoIP)
                                             and other communications solutions
                                             lost ground as it failed to convert
                                             revenues into bottom-line earnings.
                                             Behind the earnings shortfall was
                                             overspending related to major
                                             advertising campaigns. Your team
                                             sold Avaya to fund an idea with
                                             greater near-term earnings
                                             visibility.

McDermott
  International, Inc.    $766       6.8      June-quarter earnings more than
                                             doubled to $0.71 per share, beating
                                             estimates by 34 percent.
                                             Fundamentals are intact, but shares
                                             fell with others in the energy
                                             sector on concerns that a fall in
                                             commodity prices would translate
                                             into less production activity.
                                             Meanwhile, orders continue to climb
                                             within the company's diverse group
                                             of business segments, which offer
                                             everything from subsea
                                             infrastructure products to coal
                                             scrubbers.

Oil States
  International, Inc.    $738      19.9      June-quarter earnings grew 69
                                             percent, topping estimates by 19
                                             percent. The small oil-field
                                             services company fell in step with
                                             the entire energy sector on
                                             concerns that lower commodity
                                             prices would result in less rig
                                             activity. While rig counts remain
                                             steady, your team sold Oil States
                                             due to its exposure to land-based
                                             U.S. rigs, where the misperception
                                             that supply will now outstrip
                                             demand is currently the strongest.

Ann Taylor Stores Corp.  $634       9.0      July-quarter earnings more
                                             than tripled to $0.59 per share,
                                             beating estimates by 31 percent.
                                             While the women's specialty
                                             retailer experienced solid
                                             comparable-store sales gains and
                                             profit margin expansion, your team
                                             sold AnnTaylor at a gain from its
                                             purchase price due to concerns that
                                             profit momentum would slow in
                                             coming quarters.

Thomas & Betts Corp.     $598      13.9      The manufacturer of products
                                             used in the electrical,
                                             communications and utility markets
                                             grew June-quarter earnings 40
                                             percent. Shares fell with those of
                                             other industrial-related companies
                                             on macro concerns related to
                                             slowing economic growth. While
                                             shares retraced in the quarter,
                                             your team sold Thomas & Betts at a
                                             gain from its purchase price.

All gains/losses are calculated on an average cost basis

          MANAGEMENT'S DISCUSSION OF RESULTS, BRANDYWINE ADVISORS FUND

     Brandywine Advisors Fund's investment strategy emphasizes the relationship between earnings performance and stock prices. Concrete earnings trends, however, did not top investor priorities during much of the fiscal year ended September 30 amid a series of macro developments that emerged as the overriding influence on stocks.

     Brandywine Advisors declined 1.10 percent in the fiscal year versus benchmark returns ranging from 7.03 to 10.79 percent as investors reacted to volatile energy prices, growing inflationary pressures and economic uncertainty.

     After peaking in lockstep with an especially destructive hurricane season, oil prices began the fiscal year in decline. While the short-lived drop did not derail the earnings prospects of the Fund's energy-related holdings, investors saw it as reason to flee the sector in an otherwise calm December-quarter environment. Energy holdings represented the Fund's second-largest percentage of assets, contributing to a quarterly decline versus modest returns in benchmarks.

     Persistent strength in the industrial side of the economy fueled a generally favorable March-quarter climate. Industrial holdings, which represented roughly one in five companies in the portfolio, contributed most to performance as demand from the aerospace, energy and commercial construction markets fueled solid earnings growth. Also, oil prices resumed their rise following the December-quarter pause, drawing investor attention back to the earnings promise of the Fund's energy-related holdings. Brandywine Advisors outpaced its benchmarks in the March quarter.

     With oil prices reaching new highs and the Federal Reserve continuing a series of interest-rate hikes, inflation concerns and related economic uncertainty dampened the market's mood in the June quarter. Although companies from most sectors suffered in this environment, the technology sector led the downturn as a product delay from Microsoft added to the more generalized concerns. Tech companies comprised the Fund's largest percentage of assets, contributing to a decline that was greater than benchmark declines in the June quarter.

     Economic uncertainty overtook inflation as the market's main concern in the September quarter. While stocks in general gained ground, slower-growing companies believed to be more conservative investments outperformed. Growth companies, particularly those perceived to be sensitive to shifts in the overall economy, did not fare as well. The Fund retraced slightly during the quarter, trailing benchmark returns.

 HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BRANDYWINE ADVISORS FUND, RUSSELL MIDCAP GROWTH INDEX(1)<F19>, RUSSELL MIDCAP INDEX(2)<F20>
                            AND S&P 500 INDEX(3)<F21>

              Brandywine                      Russell MidCap      Russell
             Advisors Fund        S&P 500         Growth           MidCap
             -------------        -------         ------           ------
10/31/00          10,000          10,000          10,000          10,000
12/31/00          10,267           9,257           8,239           9,793
 3/31/01           8,864           8,159           6,172           8,765
 6/30/01           9,198           8,637           7,170           9,600
 9/30/01           7,958           7,369           5,177           7,885
12/31/01           8,292           8,157           6,578           9,241
 3/31/02           8,254           8,180           6,462           9,634
 6/30/02           7,853           7,084           5,282           8,714
 9/30/02           6,956           5,859           4,374           4,775
12/31/02           6,889           6,353           4,775           7,745
 3/31/03           6,842           6,153           4,774           7,563
 6/30/03           7,863           7,101           5,670           8,944
 9/30/03           8,034           7,289           6,076           9,519
12/31/03           8,874           8,176           6,814          10,848
 3/31/04           9,027           8,315           7,143          11,406
 6/30/04           8,969           8,458           7,218          11,571
 9/30/04           8,798           8,300           6,906          11,474
12/31/04           9,752           9,066           7,869          13,042
 3/31/05           9,876           8,871           7,737          13,009
 6/30/05          10,277           8,993           8,003          13,553
 9/30/05          11,727           9,317           8,527          14,355
12/31/05          11,391           9,512           8,820          14,692
 3/31/06          12,383           9,912           9,491          15,810
 6/30/06          11,641           9,769           9,046          15,403
 9/30/06          11,598          10,323           9,127          15,728

              AVERAGE ANNUAL TOTAL RETURN

                                   Since Effective Date
     1-Year              5-Year            10/31/00
     ------              ------            --------
     -1.10%              7.82%              2.54%

  Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on
              Fund distributions or the redemption of Fund shares.

(1)<F19> The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

(2)<F20>  The Russell Midcap Index, a trademark of the Frank Russell
          Company, measures the performance of the smallest 800 companies in the Russell 1000 Index and includes income.

(3)<F21>  The S&P 500 Index consists of 500 stocks, mostly on the New
          York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index, which assumes reinvestment of dividends.

                            BRANDYWINE ADVISORS FUND
                             STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 2006

     SHARES                                           COST               VALUE
     ------                                           ----               -----

COMMON STOCKS - 96.3% (A)<F23>

CONSUMER DISCRETIONARY
                 APPAREL RETAIL - 4.1%
      51,300     bebe stores, inc.              $  1,128,116       $  1,271,214
     227,400     TJX Companies, Inc.               5,886,613          6,374,022

                 APPAREL, ACCESSORIES, & LUXURY GOODS - 1.5%
      57,600     Gildan Activewear Inc.*<F22>      2,359,429          2,791,296

                 CATALOG RETAIL - 0.7%
      48,100     Coldwater Creek Inc.*<F22>        1,169,396          1,383,356

                 LEISURE PRODUCTS - 1.2%
      94,800     Hasbro, Inc.                      1,893,986          2,156,700

                 SPECIALTY STORES - 1.5%
      63,500     Dick's Sporting Goods,
                   Inc.*<F22>                      2,615,907          2,890,520
                                                ------------       ------------
                 TOTAL CONSUMER DISCRETIONARY     15,053,447         16,867,108

                 THIS SECTOR IS 12.0% ABOVE YOUR FUND'S COST.

CONSUMER STAPLES
                 AGRICULTURAL PRODUCTS - 1.4%
      79,000     Corn Products
                   International, Inc.             2,574,750          2,570,660
                                                ------------       ------------
                 TOTAL CONSUMER STAPLES            2,574,750          2,570,660

                 THIS SECTOR IS 0.2% BELOW YOUR FUND'S COST.

ENERGY
                 OIL & GAS EQUIPMENT & SERVICES - 2.0%
      69,500     FMC Technologies, Inc.*<F22>      4,049,560          3,732,150

                 OIL & GAS STORAGE & TRANSPORATION - 2.6%
     125,300     Frontline Ltd.                    5,277,721          4,825,303
                                                ------------       ------------
                 TOTAL ENERGY                      9,327,281          8,557,453

                 THIS SECTOR IS 8.3% BELOW YOUR FUND'S COST.

FINANCIALS
                 INSURANCE BROKERS - 0.6%
      31,700     Willis Group Holdings Ltd.        1,220,160          1,204,600
                                                ------------       ------------
                 TOTAL FINANCIALS                  1,220,160          1,204,600

                 THIS SECTOR IS 1.3% BELOW YOUR FUND'S COST.

HEALTH CARE
                 HEALTH CARE EQUIPMENT - 5.4%
     151,700     Cytyc Corp.*<F22>                 3,808,780          3,713,616
     105,200     Respironics, Inc.*<F22>           3,863,978          4,061,772
      43,200     Varian Medical Systems,
                   Inc.*<F22>                      2,184,893          2,306,448

                 HEALTH CARE SERVICES - 6.0%
     130,200     DaVita, Inc.*<F22>                7,532,269          7,534,674
      49,100     Express Scripts, Inc.*<F22>       3,484,404          3,706,559

                 HEALTH CARE SUPPLIES - 3.5%
     220,000     DENTSPLY International Inc.       6,460,636          6,624,200

                 HEALTH CARE TECHNOLOGY - 3.5%
     249,200     IMS Health Inc.                   6,298,326          6,638,688

                 LIFE SCIENCES TOOLS & SERVICES - 4.9%
     118,300     Fisher Scientific
                   International Inc.*<F22>        5,998,215          9,255,792

                 PHARMACEUTICALS - 2.9%
     167,800     Endo Pharmaceuticals
                   Holdings Inc.*<F22>             5,015,652          5,461,890
                                                ------------       ------------
                 TOTAL HEALTH CARE                44,647,153         49,303,639

                 THIS SECTOR IS 10.4% ABOVE YOUR FUND'S COST.

INDUSTRIALS
                 AEROSPACE & DEFENSE - 10.5%
     109,200     Goodrich Corp.                    4,427,858          4,424,784
     146,100     Precision Castparts Corp.         5,221,282          9,227,676
     111,200     Rockwell Collins, Inc.            6,064,858          6,098,208

                 CONSTRUCTION & ENGINEERING - 2.6%
      68,200     Quanta Services, Inc.*<F22>       1,138,306          1,149,852
      93,200     URS Corp.*<F22>                   3,891,527          3,624,548

                 ELECTRICAL COMPONENTS & EQUIPMENT - 4.0%
     115,400     AMETEK, Inc.                      4,406,802          5,025,670
      52,800     Hubbell Inc. Cl B                 2,591,722          2,529,120

                 ENVIRONMENTAL & FACILITIES SERVICES - 1.5%
       5,600     Allied Waste Industries,
                   Inc.*<F22>                         62,696             63,112
      70,100     Republic Services, Inc.           2,765,602          2,818,721

                 INDUSTRIAL CONGLOMERATES - 4.2%
     187,850     McDermott International,
                   Inc.*<F22>                      4,389,711          7,852,130
                                                ------------       ------------
                 TOTAL INDUSTRIALS                34,960,364         42,813,821

                 THIS SECTOR IS 22.5% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY
                 APPLICATION SOFTWARE - 2.6%
      14,000     Autodesk, Inc.*<F22>                485,729            486,920
      82,900     Jack Henry & Associates, Inc.     1,828,384          1,804,733
      66,100     Reynolds and Reynolds Co.         2,002,672          2,611,611

                 COMMUNICATIONS EQUIPMENT - 4.9%
     205,200     Harris Corp.                      7,844,417          9,129,348

                 COMPUTER STORAGE & PERIPHERALS - 1.2%
     100,000     Logitech International
                   S.A. ADR*<F22>                  2,016,032          2,176,000

                 DATA PROCESSING & OUTSOURCED SERVICES - 2.0%
      99,600     Fidelity National Information
                    Services, Inc.                 3,722,958          3,685,200

                 ELECTRONIC EQUIPMENT MANUFACTURERS - 2.1%
     136,500     Tektronix, Inc.                   3,410,634          3,948,945

                 ELECTRONIC MANUFACTURING SERVICES - 5.3%
      85,800     Celestica Inc.*<F22>                820,029            921,492
     400,700     Flextronics International
                   Ltd.*<F22>                      4,599,526          5,064,848
      85,400     Trimble Navigation Ltd.*<F22>     3,618,877          4,020,632

                 SEMICONDUCTORS - 4.8%
     186,000     Agere Systems Inc.*<F22>          2,872,519          2,776,980
     101,100     Fairchild Semiconductor
                    International, Inc.*<F22>      1,761,257          1,890,570
      51,400     Integrated Device
                   Technology, Inc.*<F22>            677,928            825,484
     116,400     NVIDIA Corp.*<F22>                3,382,238          3,444,276

                 TECHNOLOGY DISTRIBUTORS - 3.4%
     327,500     Ingram Micro Inc.*<F5>            6,527,299          6,274,900
                                                ------------       ------------
                 TOTAL INFORMATION TECHNOLOGY     45,570,499         49,061,939

                 THIS SECTOR IS 7.7% ABOVE YOUR FUND'S COST.

MATERIALS
                 METAL & GLASS CONTAINERS - 1.4%
     145,700     Crown Holdings, Inc.*<F22>        2,658,798          2,710,020

                 STEEL - 4.0%
      84,700     Allegheny Technologies, Inc.      5,092,722          5,267,493
      20,100     Carpenter Technology Corp.        1,900,495          2,160,951
                                                ------------       ------------
                 TOTAL MATERIALS                   9,652,015         10,138,464
                                                ------------       ------------
                 THIS SECTOR IS 5.0% ABOVE YOUR FUND'S COST.

                 Total common stocks             163,005,669        180,517,684

   PRINCIPAL
    AMOUNT
    ------
SHORT-TERM INVESTMENTS - 5.1% (A)<F23>
                 COMMERCIAL PAPER - 4.6%
  $8,500,000     Countrywide Financial Corp.,
                   due 10/02/06, discount
                   of 5.40%                        8,498,725          8,498,725

                 VARIABLE RATE DEMAND NOTE - 0.5%
     952,516     Wisconsin Corporate Central
                   Credit Union, 4.99%               952,516            952,516
                                                ------------       ------------
                 Total short-term investments      9,451,241          9,451,241
                                                ------------       ------------
                 Total investments              $172,456,910        189,968,925
                                                ------------
                                                ------------
                 Liabilities, less cash and
                   receivables (1.4%) (a)<F23>                       (2,587,692)
                                                                   ------------
                     NET ASSETS                                    $187,381,233
                                                                   ------------
                                                                   ------------
                 Net Asset Value Per Share
                 ($0.01 par value, 100,000,000
                 shares authorized), offering
                 and redemption price
                 ($187,381,233 / 4 17,631,036
                 shares outstanding)                                     $10.63
                                                                         ------
                                                                         ------

*<F22>     Non-dividend paying security.

(a)<F23>   Percentages for the various classifications relate to net assets.

ADR - American Depositary Receipts

The accompanying notes to financial statements are an integral part of this statement.


                            BRANDYWINE ADVISORS FUND
                             STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 2006

INCOME:
     Dividends                                                      $   864,020
     Interest                                                           386,951
                                                                    -----------
          Total income                                                1,250,971
                                                                    -----------
EXPENSES:
     Management fees                                                  1,929,962
     Service and Distribution expenses                                  103,240
     Professional fees                                                   56,781
     Transfer agent fees                                                 48,199
     Administrative and accounting services                              39,360
     Registration fees                                                   28,790
     Printing and postage expense                                        25,039
     Custodian fees                                                      20,215
     Board of Directors fees and expenses                                12,005
     Insurance expense                                                    8,358
     Other expenses                                                       6,328
                                                                    -----------
          Net expenses                                                2,278,277
                                                                    -----------
NET INVESTMENT LOSS                                                  (1,027,306)
                                                                    -----------
NET REALIZED GAIN ON INVESTMENTS                                     14,021,565
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (15,945,931)
                                                                    -----------
NET LOSS ON INVESTMENTS                                              (1,924,366)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(2,951,672)
                                                                    -----------
                                                                    -----------

                       STATEMENTS OF CHANGES IN NET ASSETS
                 For the Years Ended September 30, 2006 and 2005

                                                   2006                2005
                                                   ----                ----
OPERATIONS:
     Net investment loss                       $ (1,027,306)       $   (820,684)
     Net realized gain on investments            14,021,565          29,354,327
     Net (decrease) increase in unrealized
       appreciation on investments              (15,945,931)         19,048,051
                                               ------------        ------------
          Net (decrease) increase in net
            assets resulting from operations     (2,951,672)         47,581,694
                                               ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from realized gains
       ($1.40103 per share)                     (22,982,673)                 --
                                               ------------        ------------
FUND SHARE ACTIVITIES:
     Proceeds from shares issued
       (3,042,806 and 1,493,573 shares,
       respectively)                             32,165,918          16,668,564
     Net asset value of shares issued in
       distributions reinvested (610,242
       shares)                                    6,004,139                  --
     Cost of shares redeemed (2,348,509 and
       416,442 shares, respectively)            (25,447,844)         (4,302,727)
                                               ------------        ------------
          Net  increase in net assets derived
            from Fund share activities           12,722,213          12,365,837
                                               ------------        ------------
          TOTAL (DECREASE) INCREASE             (13,212,132)         59,947,531
                                               ------------        ------------
NET ASSETS AT THE BEGINNING OF THE YEAR         200,593,365         140,645,834
                                               ------------        ------------
NET ASSETS AT THE END OF THE YEAR              $187,381,233        $200,593,365
   (Includes accumulated net investment        ------------        ------------
   loss of $0 and $82,457, respectively)       ------------        ------------

  The accompanying notes to financial statements are an integral part of these statements.

                            BRANDYWINE ADVISORS FUND
                              FINANCIAL HIGHLIGHTS
   (Selected data for each share of the Fund outstanding throughout each year)


                                                                            For the Years Ended September 30,
                                                         ------------------------------------------------------------------------
                                                         2006             2005             2004             2003             2002
                                                         ----             ----             ----             ----             ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                      $12.29            $9.22            $8.42            $7.29            $8.34
Income from investment operations:
     Net investment loss(1)<F24>                         (0.06)           (0.05)           (0.07)           (0.06)           (0.06)
     Net realized and unrealized gains (losses)
       on investments                                    (0.20)            3.12             0.87             1.19            (0.99)
                                                       -------          -------          -------          -------          -------
Total from investment operations                         (0.26)            3.07             0.80             1.13            (1.05)
Less distributions:
     Dividend from net investment income                    --               --               --               --               --
     Distribution from net realized gains                (1.40)              --               --               --               --
                                                       -------          -------          -------          -------          -------
Total from distributions                                 (1.40)              --               --               --               --
                                                       -------          -------          -------          -------          -------
Net asset value, end of year                            $10.63           $12.29            $9.22            $8.42            $7.29
                                                       -------          -------          -------          -------          -------
                                                       -------          -------          -------          -------          -------
TOTAL RETURN                                             (1.10%)          33.30%            9.50%           15.50%          (12.59%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                   187,381          200,593          140,646          128,606          108,692
Ratio of expenses to average net assets                   1.18%            1.19%            1.20%            1.22%            1.25%
Ratio of net investment loss
     to average net assets                               (0.53%)          (0.51%)          (0.75%)          (0.75%)          (0.77%)
Portfolio turnover rate                                  207.6%           206.8%           269.5%           269.5%           258.7%


(1)<F24> Net investment loss per share was calculated using average shares outstanding.

    The accompanying notes to financial statements are an integral part of this statement.

                            BRANDYWINE ADVISORS FUND
                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2006

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Advisors Fund (the "Fund"). The Fund is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended, and is a series of the Brandywine Blue Fund, Inc. (the "Blue Fund"). The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The Fund was privately offered from October 1, 2000 (commencement of operations) to October 31, 2000 (effective date), the date shares were first offered to the public. The assets and liabilities of each series in the Blue Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Fund is to produce capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Fund records changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Investment Company Act. Accordingly certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

          In September 2006, the Financial Accounting Standards Board issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financialinstruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

          On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements, but does not anticipate that FIN 48 will have a material impact on the Fund's financial statements.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

     The Fund has a management agreement with Friess Associates, LLC (the "Adviser"), with whom certain Officers and Directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consultant paid by the Adviser.

     The Adviser entered into a sub-advisory agreement with its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of the Fund. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day-to-day management of the Fund. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Fund pays to the Adviser.

     The Fund pays each of the six independent directors annual fees of $2,500, reinvested in shares of the Fund. The Lead Independent Director and Chairman of the Audit Committee are paid additional fees of $5,000 and $2,500 annually, divided proportionately among and reinvested in shares of all the Brandywine Funds. The Fund also reimburses directors for travel costs incurred in order to attend meetings of the Board of Directors. For the year ended September 30, 2006 the Fund expensed the following directors fees and costs:

     Directors Fees and Travel Costs Paid during the Period           $  12,005

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

     In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

     At September 30, 2006, approximately 85% of the outstanding shares of the Fund are owned by one of the Fund's Directors.

(3)  CREDIT AGREEMENT

     U.S. Bank, N.A. has made available to the Fund a $4,000,000 uncommitted credit facility pursuant to a Credit Agreement, which was booked on December 6, 2004, for the purpose of having cash available to cover incoming redemptions. Principal and interest of such loan under the Credit Agreement is due not more than 31 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. During the year ended September 30, 2006, the Fund did not borrow against its Agreement. The Credit Agreement expires on December 18, 2006.

(4)  DISTRIBUTIONS TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually. The Board of Directors has approved a distribution of net realized gains on October 26, 2006 to shareholders of record on October 25, 2006. These distributions, which are subject to change, are expected to be $801,653 from net short-term gains and $10,769,105 from net long-term gains.

(5)  INVESTMENT TRANSACTIONS AND RELATED COSTS

     For the year ended September 30, 2006, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Fund were as follows:

                                   SALE         TRANSACTION    RATIO OF COST TO
             PURCHASES           PROCEEDS          COST       AVERAGE NET ASSETS
             ---------           --------          ----       ------------------
            $385,474,635       $384,040,418      $903,123            0.47%

     Transaction cost represents the total commissions paid by the Fund on its purchases and sales of investment securities. These costs are added to the cost basis of the securities purchased and are deducted from the proceeds of securities sold, thereby reducing the realized gains or increasing the realized losses upon the sale of the securities.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of September 30, 2006, liabilities of the Fund included the following:

     Payable to brokers for investments purchased            $  2,927,164
     Payable to Adviser for management fees                       153,719
     Due to custodian                                               1,108
     Other liabilities                                             42,380

(7)  SOURCES OF NET ASSETS

     As of September 30, 2006, the sources of net assets were as follows:

     Fund shares issued and outstanding                      $158,298,460
     Net unrealized appreciation on investments                17,512,015
     Accumulated net realized gains                            11,570,758
                                                             ------------
                                                             $187,381,233
                                                             ------------
                                                             ------------

(8)  INCOME TAX INFORMATION

     The following information for the Fund is presented on an income tax basis as of September 30, 2006:


                                   Gross                 Gross            Net Unrealized        Distributable       Distributable
            Cost of             Unrealized             Unrealized          Appreciation           Ordinary            Long-Term
          Investments           Appreciation          Depreciation        on Investments           Income           Capital Gains
          -----------           ------------          ------------        --------------           ------           -------------
          $172,456,910           $19,499,840           $1,987,825           $17,512,015           $801,653           $10,769,105

     The difference, if any, between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the years ended September 30, 2006 and 2005, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2006, and tax basis post-October losses as of September 30, 2006, which are not recognized for tax purposes until the first day of the following fiscal year are:


                                        September 30, 2006                                         September 30, 2005
          --------------------------------------------------------------------------       ----------------------------------
            Ordinary              Long-Term           Net Capital                            Ordinary             Long-Term
              Income            Capital Gains              Loss         Post-October          Income            Capital Gains
          Distribution          Distributions          Carryovers          Losses          Distribution          Distribution
          ------------          -------------          ----------          ------          ------------          ------------
          $13,635,503            $9,347,170           $        --       $        --        $        --           $        --

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2006, which is designated as qualifying for the dividends received deduction is 6% (unaudited).

     For the shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2006, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 6% (unaudited).

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
  OF BRANDYWINE ADVISORS FUND

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Advisors Fund (the "Fund," a series of the Brandywine Blue Fund, Inc.) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
October 13, 2006

                                BRANDYWINE ADVISORS FUND DIRECTORS AND OFFICERS


                            Position, Term of Office
                            and Length of Time Served
                            and Number of Portfolios
                            in Fund Complex Overseen   Principal Occupation                         Other Directorships Held
Name, Age, Address          by Director or Officer     During Past Five Years                       by Director or Officer
------------------          ----------------------     ----------------------                       ----------------------
Robert F. Birch, 70         Director                   Mr. Birch has been President and             Hyperion Funds (5
8 Knollwood Drive           Indefinite Term since      Director of the New America High             portfolios), New America
Dover, MA 02030             October, 2001              Income Fund since 1992, a high-              High Income Fund
                            3 Portfolios               yield bond fund traded on the New
                                                       York Stock Exchange.

C. Quentin S. Jackson, 62   Lead Independent           Mr. Jackson was the President and            None
54 Goldenrod Court,         Director                   Chief Executive Officer of Nuclear
Kiawah Island, SC 29455     Indefinite Term since      Electric Insurance Ltd.,
                            October, 2001              a multibillion-dollar company
                            3 Portfolios               mutually owned by energy companies.

Stuart A. McFarland, 59     Director                   Mr. McFarland is Chairman at Federal         Hyperion Funds
c/o Federal City Bancorp    Indefinite Term since      City Bancorp, Inc. Holding Company           (5 portfolios),
Holding Company for         October, 2001              for American Partners Bank. From             Newcastle Investment
American Partners Bank      Audit Committee            1999 until 2002, he served as President      Corporation
6903 Rockledge Drive        Chairman, June 2004        and Chief Executive of Pedestal Inc.
Suite 525                   3 Portfolios               Mr. McFarland also served as Chief
Bethesda, MD 20817                                     Financial Officer of Fannie Mae, and
                                                       an officer of G.E. Capital.

W. Richard Scarlett         Director                   Mr. Scarlett is Chairman and                 United Bancorporation of
  III, 67                   Indefinite Term since      Chief Executive Officer of United            Wyoming, Inc.
c/o United Bancorporation   October, 2001              Bancorporation of Wyoming, Inc.,
of Wyoming, Inc.            3 Portfolios               having been with the Bank since 1981.
50 Buffalo Way
Jackson, WY 83001

Thomas D. Wren, 54          Director                   Mr. Wren was the Treasurer                   ACM Financial Trust, Inc.
540 Way Road                Indefinite Term since      of MBNA Corporation and its
Wilmington, DE 19807        June, 2006                 MBNA America Bank, N.A.
                            3 Portfolios               subsidiary from 1995 to 2006.
                                                       Serves on the Board of ACM
                                                       Financial Trust, Inc.

James W. Zug, 66            Director                   Mr. Zug is a retired Partner of              Allianz Funds
5 Radnor Corporate Center,  Indefinite Term since      PricewaterhouseCoopers LLP. He               (32 portfolios),
  Suite 520                 October, 2001              was employed with Pricewater-                Amkor Technology, Inc.
100 Matsonford Road         3 Portfolios               houseCoopers and its predecessors            and Teleflex Inc.
Radnor, PA 19087                                       from 1964 until 2000.

"Interested Persons"
of the Fund*<F25>
-----------------

William F.                  Director                   Mr. D'Alonzo joined Friess                   None
  D'Alonzo*<F25>, 51        Indefinite Term since      Associates in 1981 as part of the
c/o Friess Associates       October, 2001              research team, became Chief
3711 Kennett Pike           President since 2003       Investment Officer in 1997 and
Greenville, DE 19807        Chairman since 2004        Chief Executive Officer in 2002.
                            3 Portfolios

Foster S.                   Director                   Mr. Friess founded Friess                    None
  Friess*<F25>, 66          Indefinite Term since      Associates in 1974 with his wife,
c/o Friess Associates       October, 1985              Lynnette E. Friess. He serves as
115 East Snow King Avenue   Founder                    Chairman of the Friess Companies.
Jackson, WY 83001           3 Portfolios

Lynda J.                    Vice President since 1998  Ms. Campbell joined Friess                   None
  Campbell*<F25>, 60        Secretary since 1990       Associates in 1985. Ms. Campbell
c/o Friess Associates       3 Portfolios               is currently Chief Administrative
3711 Kennett Pike                                      Officer of the Friess Companies.
Greenville, DE 19807

Christopher G.              Vice President since 2002  Mr. Long joined Friess Associates in         None
  Long*<F25>, 40            Treasurer since 2003       1996, and became Chief Operating
c/o Friess Associates       3 Portfolios               Officer of the Friess Companies
3711 Kennett Pike                                      in 2001.
Greenville, DE 19807

David D.                    Vice President since 2002  Mr. Marky joined Friess Associates           None
  Marky*<F25>, 41           Chief Compliance Officer   in 2000, following 13 years with
c/o Friess Associates       since 2004                 PFPC, Inc. He currently serves as
3711 Kennett Pike           3 Portfolios               Chief Compliance Officer for the
Greenville, DE 19807                                   Friess Companies and the
                                                       Brandywine Funds.

Paul R.                     Vice President since       Mr. Robinson has been a consultant           None
  Robinson*<F25>, 83        1990                       to Friess Associates, LLC since
c/o Friess Associates       3 Portfolios               June 1985.
3711 Kennett Pike
Greenville, DE 19807


For additional information about the Directors and Officers, please call 877-636-6460 and request a Statement of Additional Information. One will be mailed to you free of charge.

*<F25>    Messrs. D'Alonzo, Friess, Long, Marky and Robinson and Ms.
          Campbell are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 by reason of their being officers of the Fundand employees of Friess Associates, LLC.

  IMPORTANT NOTICE TO SHAREHOLDERS INVESTED THROUGH FINANCIAL INTERMEDIARIES...

     Two prominent financial intermediaries, or mutual fund "supermarket" providers, informed us that they will no longer permit the delivery of communications that are not required under regulatory guidelines. This means the Brandywine Advisors Fund can only send three items - the prospectus, the semi-annual report and the annual report - to shareholders invested through these intermediaries. We will not be able to send affected shareholders our quarterly "Looking Forward" publication or the December- and June-quarter Brandywine Advisors Fund reports.

     All reports will continue to be available on our web site, www.brandywinefunds.com, and we are working on a way to allow shareholders to register e-mail addresses online to facilitate e-delivery notices announcing future reports as they become available. All shareholders invested directly with
                                         ---------------------------------------
the Brandywine Advisors Fund will continue to receive all Fund-related
----------------------------------------------------------------------
communications.
---------------

CAPITAL GAINS UPDATE...

     Brandywine Advisors Fund will make an October capital gains distribution. The distribution is based on gains realized during the fiscal year ended September 30, and will be made October 26 to shareholders of record as of October 25. Gains to be distributed total approximately $0.65 per share, including $0.60 in long-term gains and $0.05 in short-term gains.

     Other than shareholders investing through IRAs and other tax-advantaged accounts, the distribution will be taxable to anyone owning shares on the October 25 record date. Please consult your tax adviser if you have questions on how the distribution affects your personal tax situation.

IRA INVESTORS...

     For IRA shareholders, the annual $15 maintenance fee is due on November 3, 2006. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date, or if you'd prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.

                       P.O. Box 4166, Greenville, DE 19807
      (877) 636-6460          www.brandywinefunds.com       bfunds@friess.com


Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Registered Public Accounting Firm: PRICEWATERHOUSECOOPERS LLP Legal Counsel: FOLEY & LARDNER LLP
Distributor: QUASAR DISTRIBUTORS, LLC

  OFFICERS: Foster S. Friess, Founder; William D'Alonzo, Chairman and President; Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President
     and Treasurer; David Marky, Chief Compliance Officer, Vice President and
             Assistant Secretary; and Paul Robinson, Vice President

    Report Editor: Chris AregoodReport Staff: Rebecca Buswell, Dave Marky, Adam
                                     Rieger

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The Prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-877-636-6460, or visiting www.brandywinefunds.com. Read it carefully before investing.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of 9/30/06, unless listed in the accompanyingstatement of net assets. Cash flow measures the cash-generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. References to the earnings growth rates of the Fund refer solely to the estimated earnings growth rates of the average investment holding of the Fund based on consensus estimates from Baseline and not to the actual performance of the Fund itself. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. The S&P 500, Russell Midcap and Russell Midcap Growth Indexes are unmanaged indices commonly used to measure the performance of U.S. stocks.You cannot invest directly in an index.

As of September 30, 2006, the S&P 500 Index's average annual total returns for 1, 5 and 10 years were 10.79, 6.97 and 8.58 percent; the Russell Midcap Index's were 9.57, 14.81 and 11.95 percent; and the Russell Midcap Growth Index's were
7.03, 12.01 and 8.20 percent.     10/06

ITEM 2. CODE OF ETHICS.
-----------------------

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Registrant's Board of Directors has determined that 2 members of its audit committee, Mr. Stuart A. McFarland and Mr. Robert F. Birch, are audit committee financial experts. Messrs. McFarland and Birch are "independent" as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

(a)    Audit Fees

$44,300 (FY 2006) and $44,163 (FY 2005) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in each of the last two fiscal years for Audit-Related Fees.

(c)     Tax Fees

$12,220 (FY 2006) and $11,421 (FY 2005) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

(d)      All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

(e) (1)   None

(e) (2)   None

(f)  Not applicable.

(g) $67,900 (FY 2006) and $18,100 (FY 2005) in non-audit fees were billed to the registrant's investment adviser for tax return preparation and AIMR performance verification services.

(h) The Audit Committee of the registrant determined that the non-audit fees billed to the registrant's investment adviser by the principal accountant disclosed in paragraph (g) of this Item 4, was compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

None.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the Brandywine Blue Fund, Inc. are periodically evaluated. As of October 23, 2006, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the Brandywine Blue Fund, Inc. are periodically evaluated. There were no changes to Brandywine Blue Fund's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.


ITEM 12.  EXHIBITS.
-------------------

(a)  Any code of ethics or amendment thereto. Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     Brandywine Blue Fund, Inc.
     --------------------------
     Registrant

     By /s/William F. D'Alonzo
        --------------------------------------
        William F. D'Alonzo Principal Executive Officer


     Date  October 23, 2006
           -----------------------------------



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     Brandywine Blue Fund, Inc.
     --------------------------
     Registrant


By   /s/Christopher G. Long
     --------------------------------------
     Christopher G. Long, Principal Financial Officer


     Date October 23, 2006
          ---------------------------------